UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2004 - July 31, 2004

Item 1: Reports to Shareholders

Vanguard® Energy Fund

July 31, 2004

semiannual report

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letter from Vanguard’s chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that the opinions expressed by Vanguard’s investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change—and in the financial markets you can be certain only of change—an investment manager’s job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

CONTENTS
1 LETTER FROM THE CHAIRMAN
5 REPORT FROM THE ADVISOR
7 FUND PROFILE
9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

Summary

* Oil prices rose from already high levels, producing an energy stock rally.

* Vanguard Energy Fund outperformed both its unmanaged benchmark index and the average return of its mutual fund   peers.

* The fund earned strong returns from exploration and production companies.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Energy issues were the stock market’s brightest light during the first six months of fiscal 2005. Vanguard Energy Fund benefited from persistently high—and rising—oil prices, returning more than 17% during the six months, as shown in the table below. Your fund’s performance exceeded that of its benchmarks, including the average 12.9% return of natural resources funds.

Total Returns	Six Months Ended
July 31, 2004
Vanguard Energy Fund
Investor Shares	17.4%
Admiral Shares	17.5
S&P Energy Sector Index	15.5
Average Natural Resources Fund*	12.9
Dow Jones Wilshire 5000 Index	-2.2

*Derived from data provided by Lipper Inc.

The fund’s starting and ending net asset values, as well as its income and capital gains distributions for the period, appear in the table on page 4.

STOCK PRICES DECLINED
MODESTLY IN THE HALF-YEAR

Stocks meandered downward during the six-month period, with each piece of good news seemingly accompanied by bad. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned –2.2%. Strong corporate earnings growth provided some support for stock prices, but the prospect of higher inflation and general economic uncertainty exerted a stronger influence.

Returns of larger stocks outpaced those of smaller-capitalization stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest local-currency gains, but a strengthening greenback transformed gains into losses for U.S. dollar-based investors.

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Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

BONDS FOLLOWED THE ECONOMY’S LEAD

The bond market was especially attuned to the economy’s fits and starts. Prices rose early in the period, but dropped sharply (boosting yields) as unexpectedly strong job growth suggested that the economic expansion—and inflation—might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%. Prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than government issues. As expected, the yield of the 3-month U.S. Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

Market Barometer			Total Returns
		Periods Ended July 31, 2004
		Six Months	One Year	Five Years*
Stocks	Russell 1000 Index (Large-caps)	-2.2%	13.0%	-1.7%
	Russell 2000 Index (Small-caps)	-4.6	17.1	5.7
	Dow Jones Wilshire 5000 Index	-2.2	13.8	-1.2
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	-0.5	25.3	-0.1

Bonds	Lehman Aggregate Bond Index	0.3%	4.8%	7.3%
	(Broad taxable market)
	Lehman Municipal Bond Index	0.1	5.8	6.1
	Citigroup 3-Month Treasury Bill Index	0.5	1.0	3.1

CPI	Consumer Price Index	2.3%	3.0%	2.6%

*Annualized.

GEOPOLITICAL WOES BOOSTED ENERGY PRICES

Even as the broad stock market declined, energy stocks rallied, in part for the same reasons. The struggle in Iraq, fear of terrorist strikes against Middle East oilfields, and supply uncertainties in Russia all boosted energy prices while contributing to a mood of anxiety in the U.S. financial markets. These negatives were a positive for energy investors. The price of West Texas intermediate crude, a benchmark in the oil industry, rose

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from about $34 per barrel at the start of the period—high by prior standards—to more than $40 a barrel in July.

Vanguard Energy Fund earned especially strong returns from its exploration and production stocks. The performance of these companies is keenly sensitive to energy prices. When prices rise, their business booms. When prices decline or stagnate, it dries up. The fund also benefited from its investments in broadly diversified global energy conglomerates, such as ExxonMobil. Poor performers were scarce. One exception was Petróleo Brasileiro, the Brazilian energy giant (also known as Petrobras), which tumbled in the half-year’s emerging-markets downdraft.

It’s worth remembering that six-month returns, good or bad, are an almost meaningless measure for long-term investors. Sooner or later, the geopolitical factors currently driving energy prices will be replaced by different factors with different implications. As conditions change, talented portfolio managers can be an important ally. In the past, Wellington Management Company, the Energy Fund’s advisor, has negotiated a variety of energy environments with skill. During the past decade, the fund’s 13.5% return was far superior to the 8.6% average return of natural resources funds, the most appropriate (but admittedly imperfect) peer group.

The forces that drive energy prices in any one period are inevitably replaced by different forces with different implications. A skilled, experienced portfolio manager can be an important ally in a market so acutely sensitive to a variety of fast-changing geopolitical and economic conditions.

In the 12 months through April 30 of this year, your fund’s assets more than doubled through a combination of stock-price appreciation and strong cash flows. On May 27, the Energy Fund’s board of trustees raised the fund’s minimum initial investment from $3,000 to $25,000 with the goal of reducing the flow of new investments. The trustees also voted to eliminate the fund’s 50% limitation on foreign holdings, a response to consolidation in the increasingly global energy industry. These decisions will help the fund maintain its character as a diversified, fundamental-research-based investment in the broad energy sector.

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USE SECTOR FUNDS IN MODERATION

Sector funds such as Vanguard Energy Fund generally should play no more than a small supporting role in a portfolio of stock, bond, and money market funds suited to your unique circumstances. Any fund that concentrates assets in a single industry presents too much risk to be suitable as a core portfolio holding. But, because the performance of sector funds often diverges from that of the broad market, a well-managed industry-specific fund can enhance a portfolio’s diversification.

We thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 11, 2004

Your Fund's Performance at a Glance		January 31,2004-July 31, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Energy Fund
Investor Shares	$29.99	$34.98	$0.030	$0.180
Admiral Shares	56.30	65.70	0.060	0.338

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REPORT FROM THE ADVISOR

The Investor Shares of Vanguard Energy Fund rose 17.4% during the six-month period ended July 31, 2004. The average natural resources fund rose 12.9%, the Standard & Poor’s Energy Sector Index rose 15.5%, and the broad stock market, as measured by the Dow Jones Wilshire 5000 Index, retreated –2.2%.

THE INVESTMENT ENVIRONMENT

Energy stocks continue to be supported by robust oil and natural gas prices. Oil traded above $40 per barrel several times over the last six months (and as of this writing was trading at around $45 per barrel).

Such lofty prices are the result of much stronger demand than expected and lower non-OPEC supply than projected. OPEC supply has increased by close to 3 million barrels per day over the last year, and there is little spare capacity, which has only added to the price pressures. Furthermore, there are heightened concerns regarding supply disruptions. The natural gas market has been similarly strong, as supply has also proven to be relatively inelastic to price. Although long-term price expectations have roughly doubled over the last four years, to $5.00–$5.50 per thousand cubic feet, North American production is essentially unchanged.

Investment Philosophy

This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

OUR SUCCESSES

All energy subsectors performed well over the last six months. Some of the biggest contributors to the portfolio included four integrated oil companies—ConocoPhillips and Amerada Hess, both U.S.-based, and the European companies Total and ENI—and four producers: Burlington Resources and EOG Resources, which are U.S.-based, and Canadian Natural Resources and Talisman Energy, both based in Canada.

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OUR SHORTFALLS

Few stocks had negative returns. Some of the poorest relative performers were the portfolio’s emerging-markets stocks, including Petrobras (Petróleo Brasileiro, or Petrol Brasil) and Sinopec (China Petroleum and Chemical). Some of the oil services and drilling stocks also posted lower returns, including GlobalSantaFe, Nabors Industries, and Halliburton.

THE FUND’S POSITIONING

The portfolio continues to emphasize good long-term total-return opportunities in the various subsectors. Compared with the start of the fiscal year, the portfolio has somewhat more exposure to oil services and coal stocks. Exposure to domestic producers has decreased marginally.

Among the recent additions to the portfolio are Arch Coal, a U.S.-based producer that is well positioned in both the western and central Appalachian basins, and BHP Billiton, a global diversified resource company that focuses on both oil and coal. (BHP also offers exposure to nonenergy resources: copper, aluminum, and nickel.) We didn’t eliminate any portfolio holdings during the period.

Karl E. Bandtel, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 18, 2004

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FUND PROFILE

As of 7/31/2004 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 9.

ENERGY FUND
Portfolio Characteristics

	Fund	Broad Index*
Number of Stocks	61	5,050
Median Market Cap	$19.3B	$25.9B
Price/Earnings Ratio	14.9x	21.1x
Price/Book Ratio	2.4x	2.7x
Yield		1.6%
Investor Shares	1.9%
Admiral Shares	1.9%
Return on Equity	18.1%	15.8%
Earnings Growth Rate	24.3%	6.9%
Foreign Holdings	43.7%	0.9%
Turnover Rate	0%**	--
Expense Ratio		--
Investor Shares	0.33%**
Admiral Shares	0.27%**
Short-Term Reserves	7%	--

Volatility Measures
	Fund	Broad Index*
R-Squared	0.36	1.00
Beta	0.61	1.00

Sector Diversification (% of portfolio)

Coal	4%
Energy Miscellaneous	3
International	41
Machinery--Oil Well Equipment & Services	8
Materials &Processing	1
Offshore Drilling	3
Oil--Crude Producers	12
Oil--Integrated Domestic	6
Oil--Integrated International	13
Utilities--Gas Pipelines	2

Short-Term Reserves	7%

  *Dow Jones Wilshire 5000 Index.
**Annualized.

Country Diversification table is on the next page.

Ten Largest Holdings (% of total net assets)

ExxonMobil Corp.	5.8%
Total SA ADR	4.8
ChevronTexaco Corp.	4.3
BP PLC ADR	4.2
ENI SpA ADR	3.8
ConocoPhillips Co.	3.4
BG Group PLC	2.9
Schlumberger Ltd.	2.4
Baker Hughes, Inc.	2.1
Shell Transport & Trading Co. ADR	2.0

Top Ten	35.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com for regularly updated fund information.

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FUND PROFILE (CONTINUED)

Country Diversification (% of portfolio)
United States	52%
United Kingdom	10
Canada	8
France	5
Italy	4
Norway	3
Other	11

Short-Term Reserves	7%

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GLOSSARY OF INVESTMENT TERMS

Beta.  A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.  A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.  A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

PERFORMANCE SUMMARY

As of 7/31/2004 All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

ENERGY FUND

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

*Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Energy Fund*
Investor Shares	5/23/1984	36.37%	14.52%	11.80%	1.67%	13.47%
Admiral Shares	11/12/2001	36.41	18.77**	--	--	--

  *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

10

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2004
Energy Fund	Beginning Account Value 1/31/2004	Ending Account Value 7/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,174.16	$1.78
Admiral Shares	1,000.00	1,174.81	1.46
Based on Hypothetical 5% Return
Investor Shares	$1,000.00	$1,048.36	$1.68
Admiral Shares	1,000.00	1,048.66	1.38

*Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the

11

prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

Annualized Expense Ratios:
Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Natural Resources Fund
Energy Fund	0.33%	0.27%	1.71%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 7/31/2004 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund’s designated industry; international securities, if signifi-cant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Energy Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.0%)
UNITED STATES (52.9%)
Coal (4.1%)
Peabody Energy Corp.	1,286,100	$ 72,253
CONSOL Energy, Inc. PIPE	1,073,600	38,478
Arch Coal, Inc.	1,033,300	34,895
CONSOL Energy, Inc.	621,500	22,274

		167,900

Energy Miscellaneous (2.9%)
Valero Energy Corp.	1,014,800	76,029
Sunoco, Inc.	609,100	41,522

		117,551

Machinery--Oil Well Equipment & Services (7.8%)
Schlumberger Ltd.	1,528,500	98,313
Baker Hughes, Inc.	2,081,900	83,901
Halliburton Co.	1,999,700	63,490
*Weatherford International	751,100	35,136
Ltd
*Nabors Industries, Inc.	581,700	27,049
*Rowan Cos., Inc.	305,200	7,453

		315,342

Materials &Processing (0.9%)
Ashland, Inc.	683,500	$ 35,727

Offshore Drilling (3.1%)
GlobalSantaFe Corp.	2,537,300	69,522
*Transocean Inc.	1,942,100	55,156

		124,678

Oil--Crude Producers (12.0%)
Burlington Resources, Inc.	1,965,800	75,035
Kerr-McGee Corp.	1,330,245	69,838
Anadarko Petroleum Corp.	886,100	52,980
Noble Energy, Inc.	908,000	50,221
EOG Resources, Inc.	743,800	47,268
*Premcor, Inc.	1,252,300	44,958
Devon Energy Corp.	626,800	43,556
Cabot Oil & Gas Corp.	954,200	41,956
XTO Energy, Inc.	1,036,500	30,991
*Newfield Exploration Co.	515,100	30,427

		487,230

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	Shares	Market Value^ (000)
Oil--Integrated Domestic (6.1%)
ConocoPhillips Co.	1,745,380	$ 137,484
Occidental Petroleum Corp.	1,316,300	64,854
Amerada Hess Corp.	554,400	46,209

		248,547

Oil--Integrated International (13.9%)
ExxonMobil Corp.	5,065,900	234,551
ChevronTexaco Corp.	1,820,000	174,083
Marathon Oil Corp.	2,080,800	78,384
Unocal Corp.	1,947,600	75,489

		562,507

Utilities--Gas Pipelines (2.1%)
Equitable Resources, Inc.	1,344,400	68,941
Williams Cos., Inc.	823,100	10,001
El Paso Corp.	912,200	7,197

		86,139

TOTAL UNITED STATES		2,145,621

INTERNATIONAL (41.1%)

Australia (1.7%)
BHP Billiton Ltd. ADR	3,792	70,072

Brazil (1.2%)
Petrol Brasil ADR	1,743,800	49,315

Canada (7.9%)
EnCana Corp.	1,528,000	67,721
Canadian Natural
Resources Ltd.	1,456,200	48,318
Talisman Energy, Inc.	1,871,986	44,440
Shell Canada Ltd. Class A	697,200	34,760
Canadian Oil Sands Trust	844,235	31,571
*Western Oil Sands Inc.	1,238,545	31,481
Suncor Energy, Inc.	1,005,100	29,128
Petro Canada	444,700	20,861
*Paramount Resources Ltd.	1,015,404	12,782

		321,062

China (1.1%)
China Petroleum and
Chemical Corp. ADR	1,068,500	42,323

France (4.8%)
Total SA ADR	2,015,000	196,160

Hong Kong (1.2%)
CNOOC Ltd. ADR	990,150	47,557

India (0.1%)
Oil & Natural Gas Corp., Ltd.
Warrants Exp. 3/15/2005	234,300	3,619

Italy (3.8%)
ENI SpA ADR	1,517,700	$ 155,898

Netherlands (2.6%)
Royal Dutch
Petroleum Co. ADR	1,637,200	82,351
Fugro NV	340,562	22,654

		105,005

Norway (3.3%)
Statoil ASA ADR	5,504,800	68,810
Norsk Hydro AS ADR	1,012,000	63,857

		132,667

Russia (1.5%)
OAO Lukoil Holding
Sponsored ADR	408,200	44,494
Surgutneftegaz ADR	459,300	15,570

		60,064

South Africa (0.7%)
Sasol Ltd. Sponsored ADR	1,798,600	30,127

Spain (1.4%)
Repsol YPF, SA ADR	2,584,900	55,058

United Kingdom (9.8%)
BP PLC ADR	3,020,700	170,247
BG Group PLC	18,719,800	116,675
Shell Transport &
Trading Co. ADR	1,881,600	82,414
National Grid Transco PLC	3,770,474	29,843

		399,179

TOTAL INTERNATIONAL		1,668,106

TOTAL COMMON STOCKS
(Cost $2,727,574)		3,813,727

TEMPORARY CASH INVESTMENTS (13.2%)

Money Market Fund (6.1%)
Vanguard Market
Liquidity Fund
1.33%**--Note G	249,286,700	249,287

Face Amount (000)
Repurchase Agreements (7.1%)
ABN AMRO, Inc.
1.36%, 8/2/2004
(Dated 7/30/2004,
Repurchase Value $217,725,000,
collateralized by Federal Home
Loan Mortgage Corporation,
4.50%-10.50%,
6/1/2013-11/1/2031)	$217,700	217,700

14

	Face Amount (000)	Market Value^ (000)
Credit Suisse First Boston Corp.
1.36%, 8/2/2004,
(Dated 7/30/2004,
Repurchase Value $69,508,000,
collateralized by Federal National
Mortgage Association,
3.50%-6.00%,
5/1/2013-6/1/2033)	$ 69,500	69,500

		287,200

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $536,487)		536,487

TOTAL INVESTMENTS (107.2%)
(Cost $3,264,061)		4,350,214

OTHER ASSETS AND LIABILITIES (-7.2%)
Other Assets--Note C		15,254
Security Lending Collateral
Payable to Brokers---Note G		(249,287)
Other Liabilities		(59,384)

		(293,417)

NET ASSETS (100%)		$4,056,797

^See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is 7-day yield.
ADR—American Depositary Receipt.

Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$2,933,184
Undistributed Net Investment Income	34,911
Accumulated Net Realized Gains	2,561
Unrealized Appreciation (Depreciation)
Investment Securities	1,086,153
Foreign Currencies	(12)

NET ASSETS	$4,056,797

Investor Shares---Net Assets
Applicable to 105,213,845 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$3,680,563

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$34.98

Admiral Shares--Net Assets
Applicable to 5,726,748 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$376,234

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$65.70

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the of investment income available to pay to shareholders as income dividends. This Statement also any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Energy Fund
Six Months Ended July 31, 2004
(000)
INVESTMENT INCOME
Income
Dividends*	$ 41,020
Interest	1,320
Security Lending	703

Total Income	43,043

Expenses
Investment Advisory Fees--Note B	956
The Vanguard Group--Note C
Management and Administrative
Investor Shares	3,900
Admiral Shares	288
Marketing and Distribution
Investor Shares	182
Admiral Shares	15
Custodian Fees	21
Shareholders' Reports
Investor Shares	35
Admiral Shares	--
Trustees' Fees and Expenses	2

Total Expenses	5,399
Expenses Paid Indirectly--Note D	(147)

Net Expenses	5,252

NET INVESTMENT INCOME	37,791

REALIZED NET GAIN (LOSS)
Investment Securities Sold	2,815
Foreign Currencies	(84)

REALIZED NET GAIN (LOSS)	2,731

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	486,798
Futures Contracts	(12)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	486,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 527,308

*Dividends are net of foreign withholding taxes of $4,100,000.

16

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Energy Fund
	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 37,791	$ 32,950
Realized Net Gain (Loss)	2,731	82,574
Change in Unrealized Appreciation (Depreciation)	486,786	460,849

Net Increase (Decrease) in Net Assets
Resulting from Operations	527,308	576,373

Distributions
Net Investment Income
Investor Shares	(2,605)	(27,313)
Admiral Shares	(264)	(2,358)
Realized Capital Gain*
Investor Shares	(15,632)	(52,106)
Admiral Shares	(1,487)	(4,338)

Total Distributions	(19,988)	(86,115)

Capital Share Transactions--Note H
Investor Shares	784,075	683,309
Admiral Shares	123,445	67,055

Net Increase (Decrease) from
Capital Share Transactions	907,520	750,364

Total Increase (Decrease)	1,414,840	1,240,622

Net Assets
Beginning of Period	2,641,957	1,401,335

End of Period	$ 4,056,797	$ 2,641,957

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $2,885,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

17

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Energy Fund Investor Shares
	Six Months Ended		Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31,2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$29.99	$22.85	$24.76	$26.93	$21.24	$17.16

Investment Operations
Net Investment Income	.33	.435	.392	.428	.39	.355
Net Realized and Unrealized Gain (Loss) on Investments*	4.87	7.839	(.349)	(.660)	7.04	4.080

Total from Investment Operations	5.20	8.274	.043	(.232)	7.43	4.435

Distributions
Dividends from Net Investment Income	(.03)	(.390)	(.360)	(.400)	(.36)	(.355)
Distributions from Realized Capital Gains	(.18)	(.744)	(1.593)	(1.538)	(1.38)	--

Total Distributions	(.21)	(1.134)	(1.953)	(1.938)	(1.74)	(.355)

Net Asset Value, End of Period	$34.98	$29.99	$22.85	$24.76	$26.93	$21.24

Total Return**	17.42%	36.49%	-0.02%	-0.55%	35.08%	25.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,681	$2,434	$1,298	$1,258	$1,281	$973
Ratio of Total Expenses to Average Net Assets	0.33%†	0.38%	0.40%	0.39%	0.41%	0.48%
Ratio of Net Investment Income to Average Net Assets	2.28%†	1.79%	1.56%	1.57%	1.52%	1.63%
Portfolio Turnover Rate	0%†	26%	23%	28%	24%	18%

  *Includes increases from redemption fees of $.01, $.00, $.01, $.01, $.02, and $.02.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
† Annualized.

18

Energy Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,		Nov. 12 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002
Net Asset Value, Beginning of Period	$56.30	$42.89	$46.48	$50.00
Investment Operations
Net Investment Income	.638	.847	.758	.118
Net Realized and Unrealized Gain (Loss) on Investments**	9.160	14.721	(.658)	.010

Total from Investment Operations	9.798	15.568	.100	.128

Distributions
Dividends from Net Investment Income	(.060)	(.760)	(.698)	(.760)
Distributions from Realized Capital Gains	(.338)	(1.398)	(2.992)	(2.888)

Total Distributions	(.398)	(2.158)	(3.690)	(3.648)

Net Asset Value, End of Period	$65.70	$56.30	$42.89	$46.48

Total Return†	17.48%	36.58%	0.02%	0.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$376	$208	$103	$58
Ratio of Total Expenses to Average Net Assets	0.27%††	0.32%	0.34%	0.34%††
Ratio of Net Investment Income to Average Net Assets	2.38%††	1.85%	1.59%	0.53%††
Portfolio Turnover Rate	0%††	26%	23%	28%

  *Inception.
**Includes increases from redemption fees of $.01, $.01, $.02, and $.03.
  †Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Repurchase Agreements The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

20

4.	Federal Income Taxes: : The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2004, the advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the fund had contributed capital of $543,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $144,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2004, the fund realized net foreign currency losses of $84,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At July 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,086,153,000, consisting of unrealized gains of $1,087,374,000 on securities that had risen in value since their purchase and $1,221,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net realized foreign currency losses of $12,000 resulting from the translation of other assets and liabilities at July 31, 2004.

F. During the six months ended July 31, 2004, the fund purchased $818,588,000 of investment securities and sold $6,118,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at July 31, 2004, was $243,612,000, for which the fund held cash collateral of $249,287,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$ 976,484	30,019	$ 859,161	31,335
Issued in Lieu of Cash Distributions	17,454	554	75,835	2,669
Redeemed*	(209,863)	(6,529)	(251,687)	(9,640)

Net Increase (Decrease)--Investor Shares	784,075	24,044	683,309	24,364

Admiral Shares
Issued	138,822	2,282	79,170	1,534
Issued in Lieu of Cash Distributions	1,517	26	5,919	111
Redeemed*	(16,894)	(273)	(18,034)	(364)

Net Increase (Decrease)--Admiral Shares	123,445	2,035	67,055	1,281

*Net of redemption fees of $686,000 and $413,000, respectively (fund totals).

22

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23

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan*	Chairman of the	Chairman of the Board, Chief Executive Officer, and Director/
(1954)	Board, Chief	Trustee of The Vanguard Group, Inc., and of each of the
May 1987	Executive Officer,	investment companies served by The Vanguard Group.
and Trustee
(131)

INDEPENDENT	TRUSTEES
Charles D. Ellis	Trustee	The Partners of `63 (pro bono ventures in education); Senior
(1937)	(131)	Advisor to Greenwich Associates (international business
January 2001		strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta	Trustee	Chairman and Chief Executive Officer (since October 1999),
(1945)	(131)	Vice Chairman (January-September 1999), and Vice President
December 2001		(prior to September 1999) of Rohm and Haas Co. (chemicals);
Director of Technitrol, Inc. (electronic components), and
Agere Systems (communications components); Board Member
of the American Chemistry Council; Trustee of Drexel University.

JoAnn Heffernan	Trustee	Vice President, Chief Information Officer, and Member of the
Heisen	(131)	Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)		consumer products); Director of the University Medical Center at
July 1998		Princeton and Women's Research and Education Institute.

Burton G. Malkiel	Trustee	Chemical Bank Chairman's Professor of Economics, Princeton
(1932)	(129)	University; Director of Vanguard Investment Series plc
May 1977		(Irish investment fund) (since November 2001), Vanguard
Group (Ireland) Limited (Irish investment management firm)
(since November 2001),Prudential Insurance Co. of America,
BKF Capital (investment management), The Jeffrey Co.
(holding company), and NeuVis, Inc.(software company).

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr	Trustee	Chairman, President, Chief Executive Officer, and Director of
(1941)	(131)	NACCO Industries, Inc. (forklift trucks/housewares/lignite);
January 1993		Director of Goodrich Corporation (industrial products/aircraft
		systems and services); Director of Standard Products Company
		(supplier for the automotive industry) until 1998.

J. Lawrence Wilson	Trustee	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)	(131)	(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985		Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical
		distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton	Secretary	Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)	(131)	Secretary of The Vanguard Group and of each of the investment
June 2001		companies served by The Vanguard Group.

Thomas J. Higgins	Treasurer	Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)	(131)	investment companies served by The Vanguard Group.
July 1998

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology	Michael S. Miller, Planning and Development.
James H. Gately, Investment Programs and Services	Ralph K. Packard, Finance.
Kathleen C. Gubanich, Human Resources	George U. Sauter, Chief Investment Officer.
F. William McNabb, III, Client Relationship Group

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral , PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, ww.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
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Services
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Text Telephone
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(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q512 092004

Vanguard® Precious Metals
and Mining Fund

July 31, 2004

semiannual report

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letter from Vanguard’s chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that the opinions expressed by Vanguard’s investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change—and in the financial markets you can be certain only of change—an investment manager’s job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

CONTENTS
    1    LETTER FROM THE CHAIRMAN
    6    REPORT FROM THE ADVISOR
    9    FUND PROFILE
   10    PERFORMANCE SUMMARY
   11    ABOUT YOUR FUND'S EXPENSES
   13    FINANCIAL STATEMENTS
   21    ADVANTAGES OF VANGUARD.COM

Summary

* During the six months ended July 31, 2004, Vanguard Precious Metals and Mining Fund returned –7.5%, lagging the broad stock market but outpacing more narrow sector measures.

* Prices for precious metals fell steeply in the middle of the period. The diversification of your fund’s portfolio helped it to outperform the benchmark index and the average peer fund.

* On May 28, your fund reopened to new investments with a new name and a broader investment mandate.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

As central banks here and abroad made it clear that they would hike interest rates to counter potential inflation, precious metals—traditionally seen as a hedge against inflation—lost some of their luster. In this environment, Vanguard Precious Metals and Mining Fund returned –7.5% during the six months ended July 31, 2004. While disappointing, the result was higher than the return of the fund’s benchmark index and 5 percentage points better than the return of the average competing fund.

------------------------------------------------------------------------------------------------
Total Returns                                                                   Six Months Ended
                                                                                   July 31, 2004
------------------------------------------------------------------------------------------------
Vanguard Precious Metals and
Mining Fund                                                                                -7.5%
S&P/Citigroup World Equity Gold Index                                                       -8.9
Average Gold-Oriented Fund*                                                                -12.5
Dow Jones Wilshire 5000 Index                                                               -2.2
------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table shows total returns (capital change plus reinvested distributions) for the fund and its comparative measures during the six months. Details on the fund's change in share price and per-share distributions can be found in the table on page 5.

One factor in our superior relative performance was the fund's strategy of investing in more than just gold-related stocks. That diversification should only get broader. As you know, your fund reopened to new investments on May 28 with a new name and an expanded mandate that allows the investment advisor greater latitude to invest in companies that focus on nonprecious metals and minerals.

STOCK PRICES DECLINED MODESTLY

Stocks meandered downward during the six-month period, with each piece of good news seemingly accompanied by bad. The broad U.S.

1

stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned -2.2%. Strong corporate earnings growth provided some support for stock prices, but the prospect of higher inflation and general economic uncertainty exerted a stronger influence.

Returns of larger stocks outpaced those of smaller-capitalization stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest local-currency gains, but a strengthening greenback transformed gains into losses for U.S. dollar-based investors.

BONDS FOLLOWED THE ECONOMY'S LEAD

The bond market was especially attuned to the economy's fits and starts. Prices rose early in the period, but dropped sharply (boosting yields) as unexpectedly strong job growth suggested that the economic expansion--and inflation--might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%.

Bond prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

------------------------------------------------------------------------------------------------
Market Barometer                                                                  Total Returns
                                                                    Periods Ended July 31, 2004
                                                    -------------------------------------------
                                                           Six            One              Five
                                                        Months           Year            Years*
------------------------------------------------------------------------------------------------
Stocks       Russell 1000 Index (Large-caps)             -2.2%          13.0%             -1.7%
             Russell 2000 Index (Small-caps)              -4.6           17.1               5.7
             Dow Jones Wilshire 5000 Index                -2.2           13.8              -1.2
             (Entire market)
             MSCI All Country World Index
             ex USA (International)                       -0.5           25.3              -0.1
------------------------------------------------------------------------------------------------
Bonds        Lehman Aggregate Bond Index                  0.3%           4.8%              7.3%
             (Broad taxable market)
             Lehman Municipal Bond Index                   0.1            5.8               6.1
             Citigroup 3-Month Treasury Bill Index         0.5            1.0               3.1
------------------------------------------------------------------------------------------------
CPI          Consumer Price Index                         2.3%           3.0%              2.6%
------------------------------------------------------------------------------------------------
*Annualized.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than government issues. As expected, the yield of the 3-month U.S. Treasury bill--a proxy for money market rates--rose in anticipation of, and in response to, the Federal Reserve Board's June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

2

A MID-PERIOD DECLINE IN PRICES OF PRECIOUS METALS AND MINERALS HAMPERED YOUR FUND

During the fiscal half-year, the price of gold fell -2.8% to $391.05 per ounce, the price of platinum fell -2.1% to $820.00, and the price of silver rose 5.0% to $6.54. However, these figures belie the extent of the volatility during the six months. Prices for metals in general--and the stocks of companies in related industries such as mining--rose early in the period, then plunged in April before regaining some of the lost ground during the rest of the half-year. One factor contributing to the mid-period decline was the Fed telegraphing its intent to start boosting interest rates to counter inflation, which helped increase the value of the U.S. dollar and reduced the attractiveness of precious metals, historically an inflation hedge.

----------------------------------------------------------------------------------------------------------------

The prospect of rising interest rates made cash more attractive and caused precious metals to lose some luster.

----------------------------------------------------------------------------------------------------------------

because most of the companies that focus on precious metals and minerals are based outside the United States, a strengthening dollar normally reduces returns from these companies for U.S.-based investors. However, unlike in previous years, currency exchange rates did not play a significant role in this period because the value of the dollar was somewhat stable or even weaker relative to currencies in developing markets and other countries where the companies are based.

Even with exchange rates playing a negligible role, the dollar-denominated returns of precious metals and mining companies were dismal, contributing to the fund's -7.5% return. Norilsk Nickel--the largest mining company in Russia and formerly one of the largest holdings in your fund--fell -29.5%. AngloGold Ashanti--the product of the merger of two other once-large holdings, Ashanti Goldfields and AngloGold--also recorded a double-digit decline. Top-ten holdings that detracted from your fund's return included platinum producer Lonmin (-12.6%), Anglo American Platinum (-16.1%), and Aber Diamond (-13.6%). The largest position in the fund, Impala Platinum Holdings, survived relatively unscathed with a -1.4% return.

This is not to say there weren't success stories. Several stocks--notably those not involved with precious metals, such as coal producers CONSOL Energy and Peabody Energy--posted remarkable double-digit gains during the half-year. However, such stocks represented a small percentage of fund assets.

3

For further details about the fund's individual holdings and performance, see the Report From the Advisor on page 6.

As we noted earlier and in past reports, your fund's broader diversification helps it to fare better than many competitors when gold-related stocks falter, as they did during the half-year. However, this diversification is a hindrance when those same stocks surge. Nevertheless, relative to its average peer, your fund has logged a superior record over the long run and with less volatility. Based on the proven skills of the advisor, M&G Investment Management, and Vanguard's low costs, we feel confident that the fund will continue to post competitive returns.

GIVE SECTOR FUNDS ONLY A SMALL ROLE

While the past six months were disappointing, the fund did record a cumulative return of 149.1% from March 31, 2000--shortly after the start of the three-year bear market in stocks--to July 31, 2004. The broad U.S. stock market fell -20.4% over the same four-plus years. In previous years, precious metals stocks had badly lagged the broad market.

The performance figures illustrate the role that sector funds should play. Because of their extreme volatility, sector funds--or any investment that concentrates on any one industry or market segment--should never make up the core of your portfolio. However, as a small portion of a broader portfolio diversified across and within asset classes--stocks, bonds, and short-term reserves--sector funds that have a low correlation with the broader market can play a useful role. They can serve to diversify away some of the volatility of your overall portfolio, especially if you periodically rebalance assets back to target allocations.

Thank you for entrusting your assets to Vanguard.

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 15, 2004

4

--------------------------------------------------------------------------------------
Your Fund's Performance at a Glance                     January 31, 2004-July 31, 2004

                                                               Distributions Per Share
                                                              ------------------------
                                        Starting        Ending       Income    Capital
                                     Share Price   Share Price    Dividends      Gains
--------------------------------------------------------------------------------------
Precious Metals and
Mining Fund                               $15.29        $14.15        $0.00      $0.00
--------------------------------------------------------------------------------------

5

REPORT FROM THE ADVISOR

Vanguard Precious Metals and Mining Fund returned –7.5% during the six months ended July 31, 2004. Although this result was disappointing on an absolute basis, it was ahead of the –8.9% decline of the Standard & Poor’s/Citigroup World Equity Gold Index and significantly in front of the –12.5% return of the average mutual fund peer.

THE INVESTMENT ENVIRONMENT

The recent decline in gold shares followed an extended period of strong performance that was driven by heightened geopolitical tensions, weakness in the U.S. dollar, consolidation in the industry, and other factors. Over the past six months these issues dissipated somewhat, resulting in a reduction in support for the sector as a whole and particularly for the smaller, more speculative stocks that the fund has avoided for some time.

------------------------------------------------------------------------------------------------

Investment Philosophy

The fund reflects the belief that investors who seek to emphasize precious metals and mining stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.

------------------------------------------------------------------------------------------------

THE FUND IN TRANSITION

During the period under review, there were significant changes to the fund. The highly consolidated nature of the gold industry had made it increasingly difficult to manage a sufficiently diversified portfolio of good-quality gold and precious metals shares. Allowing the fund to invest in a wider range of diversified mining stocks—including those involved in the mining of non-precious metals and minerals—has enabled us to select from more opportunities. Importantly, we continue to apply the same consistent investment approach as in the past, and we expect the fund to exhibit the same behavioral characteristics. We have also ensured that the portfolio reorganization has been undertaken in a steady, conservative manner as and when attractive opportunities have arisen. It is pleasing to note that the fund performed so solidly relative to its peer group and the index during a period that, by necessity, was subject to a meaningful degree of trading activity.

6

In terms of new positions, a wide range of stocks were purchased that represent the fund’s broadened investment focus. These included Alcoa (U.S. aluminum producer), Falconbridge (diversified Canadian miner), BHP Billiton (Anglo-Australian diversified miner), Companhia Vale do Rio Doce (Brazilian iron ore miner), Iluka Resources (Australian mineral sands producer), and Imerys (French kaolin miner). We also purchased CONSOL Energy and Peabody Energy (both U.S. coal miners) and Cameco (Canadian gold/uranium miner), all of which we expect to benefit from the increasingly pressing imbalances in global energy supply and demand. Elsewhere, our position in U.K./Australian diversified miner Rio Tinto was enlarged, as were our positions in Meridian Gold, a Canadian gold producer whose Chilean assets are delivering good results, and First Quantum Minerals, a Canadian diversified mining company with exciting prospects in Africa.

In other portfolio activity, we reduced positions in a number of gold producers. We eliminated our position in Lihir Gold and further reduced holdings in Barrick Gold, Placer Dome, and Compañía de Minas Buenaventura, all of which resulted in profits for the fund. We also reduced our stake in AngloGold (renamed AngloGold Ashanti) following the company’s takeover of Ghana-based Ashanti Goldfields.

THE FUND’S SUCCESSES

In terms of performance, the fund benefited from its shift toward more diversified mining stocks, as well as from its longstanding underweighted exposure to the smaller, more speculative end of the gold market. Rio Tinto announced record profits driven by copper and iron ore revenues that should continue to be supported by demand from China, while well-managed BHP Billiton made healthy gains after pushing through production increases. Among the fund’s gold positions, Meridian Gold climbed as a result of the market’s growing confidence in the company’s Chilean operations.

THE FUND’S SHORTFALLS

The main negative factor for the fund during the period was the ongoing weakness in platinum shares, which continued to languish in spite of compelling fundamentals. Our outlook for the metal remains extremely positive, based on its limited supply and rising demand for a number of consumer-related and industrial uses. Large positions in South African

7

platinum producers Impala Platinum Holdings and Lonmin detracted from performance, as the appreciation of the South African currency acted as a drag on their profitability. Norilsk Nickel, the Russian miner of nickel and platinum, also suffered a sharp decline as investors became increasingly wary of the Russian equity market following the government’s treatment of Russian oil giant Yukos. The negative impact of Norilsk was, however, offset by the fact that we had previously sold a significant part of the holding at higher levels.

THE FUND’S POSITIONING

Looking forward, we will continue to focus on attractively valued companies with valuable assets, strong managements, and reliable cash flows, taking advantage of our enhanced ability to explore the greater number of opportunities in diversified mining stocks. We remain confident that the macro environment provides a strong foundation for mining shares to deliver healthy returns, and we will continue to retain an underweighted exposure to the small, speculative end of the gold market, where we believe valuations remain excessively high.

Graham E. French, PORTFOLIO MANAGER

M&G INVESTMENT MANAGEMENT LTD.

AUGUST 18, 2004

8

FUND PROFILE

As of 7/31/2004
This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index.

PRECIOUS METALS AND MINING FUND
---------------------------------------------------------------------------------
Portfolio Characteristics
---------------------------------------------------------------------------------
                                                                           Broad
                                                           Fund           Index*
---------------------------------------------------------------------------------
Number of Stocks                                             33            5,050
Median Market Cap                                         $3.6B           $25.9B
Price/Earnings Ratio                                      26.5x            21.1x
Price/Book Ratio                                           2.7x             2.7x
Return on Equity                                          13.0%            15.8%
Earnings Growth Rate                                       6.9%             6.9%
Foreign Holdings                                          90.6%             0.9%
Turnover Rate                                             62%**               --
Expense Ratio                                           0.49%**               --
Short-Term Reserves                                          3%               --
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Volatility Measures
                                                                            Broad
                                                           Fund            Index*
---------------------------------------------------------------------------------
R-Squared                                                  0.06              1.00
Beta                                                       0.40              1.00
----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Country Diversification (% of portfolio)
Canada                                                                    27%
Australia                                                                  21
South Africa                                                               18
United States                                                               9
United Kingdom                                                              8
Peru                                                                        6
France                                                                      4
Brazil                                                                      3
Russia                                                                      1
------------------------------------------------------------------------------
Short-Term Reserves                                                        3%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Impala Platinum Holdings Ltd. ADR                                         10.6%
Lonmin PLC                                                                  6.4
Compania de Minas Buenaventura
S.A.u. ADR                                                                  6.3
Aber Diamond Corp.                                                          5.8
WMC Resources Ltd.                                                          5.8
BHP Billiton Ltd.                                                           5.7
Placer Dome Inc.                                                            5.6
Anglo American Platinum Corp. Ltd. ADR                                      5.0
Rio Tinto Ltd.                                                              4.8
Meridian Gold Co.                                                           4.6
--------------------------------------------------------------------------------
Top Ten                                                                   60.6%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

  *Dow Jones Wilshire 5000 Index.
**Annualized; turnover rate includes activity related to a change in the fund's investment objective.

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared; the lower the R-squared, the less reliable beta is as an indicator of volatility.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

9

PERFORMANCE SUMMARY

As of 7/31/2004
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

PRECIOUS METALS AND MINING FUND
------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1994-July 31, 2004

------------------------------------------------------------
 *MSCI Gold Mines Index through December 31, 1994; S&P/Citigroup World Equity Gold Index
  thereafter.
**Six months ended July 31, 2004.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

----------------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                             Ten Years
                                                        One    Five --------------------------
                                     Inception Date    Year   Years  Capital   Income    Total
----------------------------------------------------------------------------------------------
Precious Metals and Mining Fund*          5/23/1984  30.03%  18.28%    1.08%    2.84%    3.92%
----------------------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

10

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

----------------------------------------------------------------------------------------------
Six Months Ended July 31, 2004

                                      Beginning                   Ending             Expenses
Precious Metals and               Account Value            Account Value          Paid During
Mining Fund                           1/31/2004                7/31/2004              Period*
----------------------------------------------------------------------------------------------
Based on
Actual Fund Return                    $1,000.00                  $925.44                $2.35
Based on
Hypothetical 5% Return                 1,000.00                 1,047.56                 2.49
----------------------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown in the table above are meant to highlight and help you compare your ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

11

---------------------------------------------------------------------------------------
Annualized Expense Ratios:
Your fund compared with its peer group
                                                                                Average
                                                                          Gold-Oriented
                                                                  Fund             Fund
---------------------------------------------------------------------------------------
Precious Metals and Mining Fund                                   0.49%          1.84%*
---------------------------------------------------------------------------------------
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

12

As of 7/31/2004 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

-----------------------------------------------------------------------------------------------
                                                                                        Market
Precious Metals and                                                                     Value^
Mining Fund                                                           Shares             (000)
-----------------------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
-----------------------------------------------------------------------------------------------
Australia (20.5%)
         WMC Resources Ltd.                                        9,250,000   $        33,684
         BHP Billiton Ltd.                                         3,600,000            33,228
         Rio Tinto Ltd.                                            1,050,000            27,861
         Sims Group Ltd.                                           1,306,000            11,451
         Iluka Resources Ltd.                                      2,500,000             7,878
        *(1) Tanami Gold NL                                       18,170,000             2,481
         Newcrest Mining Ltd.                                        100,000               996
        *Equinox Minerals Ltd.
         (Canadian Shares)                                         1,400,000               779
        *Equinox Minerals Ltd.                                     1,166,666               539
                                                                                   -----------
                                                                                       118,897
                                                                                   -----------
Brazil (3.4%)
         Companhia Vale do
         Rio Doce ADR                                                365,000            19,674
                                                                                   -----------
Canada (27.2%)
        *Aber Diamond Corp.                                        1,125,000            33,809
        *Meridian Gold Co.                                         2,000,000            26,520
         Placer Dome Inc.--
         (Australia Shares)                                        1,550,000   $        24,683
         Cameco Corp.                                                265,000            15,561
         Barrick Gold Corp.                                          800,000            15,302
        *First Quantum Minerals Ltd.                               1,340,000            14,035
         Falconbridge Ltd.                                           550,000            12,659
         Placer Dome Inc.                                            500,000             7,961
        *SouthernEra Resources Ltd.                                1,670,400             4,148
        *Inco Ltd.                                                   100,000             3,337
                                                                                   -----------
                                                                                       158,015
                                                                                   -----------
France (4.3%)
         Imerys SA                                                   280,000            17,041
         Eramet SLN                                                  131,773             7,964
                                                                                   -----------
                                                                                        25,005
                                                                                   -----------
Papua New Guinea
        *Bougainville Copper Ltd.                                  2,000,000
                                                                                           280
                                                                                   -----------
Peru (6.3%)
         Compania de Minas
         Buenaventura S.A.u. ADR                                   1,700,000            36,601
                                                                                   -----------

13

------------------------------------------------------------------------------------------------
                                                                                        Market
Precious Metals and                                                                     Value^
Mining Fund                                                           Shares             (000)
------------------------------------------------------------------------------------------------
Russia (1.3%)
         Mining and Metallurgical
         Company Norilsk Nickel ADR                                       150,000        $ 7,680
                                                                                     -----------

South Africa (18.4%)
         Impala Platinum
         Holdings Ltd. ADR                                              3,100,000         61,320
         Anglo American Platinum
         Corp. Ltd. ADR                                                   750,000         28,720
         AngloGold Ashanti Ltd. ADR                                       500,000         16,395
                                                                                     -----------
                                                                                         106,435
                                                                                     -----------
United Kingdom (6.5%)
         Lonmin PLC                                                     2,125,000         37,289
        *Zambezi Resources Ltd.                                         2,083,333            549
                                                                                     -----------
                                                                                          37,838
                                                                                     -----------
United States (9.2%)
         Alcoa Inc.                                                       700,000         22,421
         CONSOL Energy, Inc.                                              465,000         16,666
         Peabody Energy Corp.                                             250,000         14,045
                                                                                     -----------
                                                                                          53,132
                                                                                     -----------
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
         (Cost $415,219)                                                                 563,557
------------------------------------------------------------------------------------------------
PRECIOUS METALS (0.3%)
------------------------------------------------------------------------------------------------
        *Platinum Bullion (2,009 ounces)
         (Cost $1,213)                                                                     1,643
                                                                                     -----------
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (10.3%)
------------------------------------------------------------------------------------------------
Vanguard Market
         Liquidity Fund 1.33%**--Note F
         (Cost $59,767)                               59,766,519                          59,767
                                                                                     -----------
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.9%)
(Cost $476,199)                                                                          624,967
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                          Market
                                                                                          Value^
                                                                                           (000)
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.7%)
------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                     $ 7,257
Security Lending Collateral
Payable to Brokers--Note F                                                              (45,110)
Other Liabilities                                                                        (7,091)
                                                                                        (44,944)
                                                                                     -----------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------
Applicable to 41,003,561 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                                               $580,023
------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                                 $14.15
------------------------------------------------------------------------------------------------
 ^See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by
  Vanguard. Rate shown is the 7-day yield.
(1)Considered  an  affiliated  company of the fund,  as the fund owns more than 5% of the outstanding  voting  securities of such  company.  The total market value of  investments in affiliated companies was $2,481,000. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.

---------------------------------------------------------------------------------------------
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------
                                                                       Amount            Per
                                                                        (000)          Share
---------------------------------------------------------------------------------------------
Paid-in Capital                                                      $463,524         $11.30
Overdistributed Net
Investment Income                                                    (28,768)          (.70)
Accumulated Net Realized Losses                                       (3,485)          (.08)
Unrealized Appreciation
(Depreciation)
Investment Securities                                                 148,768           3.63
Foreign Currencies                                                       (16)             --
---------------------------------------------------------------------------------------------
NET ASSETS                                                           $580,023         $14.15
---------------------------------------------------------------------------------------------
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

14

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

------------------------------------------------------------------------------------------------
                                                                 Precious Metals and Mining Fund
                                                                  Six Months Ended July 31, 2004
                                                                                           (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends*†                                                                         $      3,493
Interest                                                                                     197
Security Lending                                                                              73
------------------------------------------------------------------------------------------------
Total Income                                                                               3,763
------------------------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B                                                             511
The Vanguard Group--Note C
Management and Administrative                                                                776
Marketing and Distribution                                                                    34
Custodian Fees                                                                                33
Shareholders' Reports                                                                         18
------------------------------------------------------------------------------------------------
Total Expenses                                                                             1,372
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      2,391
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold†                                                               58,121
Foreign Currencies                                                                         (152)
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                  57,969
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION DEPRECIATION)
Investment Securities                                                                  (103,925)
Foreign Currencies                                                                          (14)
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                       (103,939)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $    (43,579)
------------------------------------------------------------------------------------------------
*Dividends are net of foreign withholding taxes of $190,000.
†There was no dividend income or realized net gain (loss) from affiliated companies of the fund.

15

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------
                                                                      Precious Metals and
                                                                          Mining Fund
                                                           ---------------------------------
                                                               Six Months               Year
                                                                    Ended              Ended
                                                            July 31, 2004      Jan. 31, 2004
                                                                    (000)              (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                             $ 2,391            $ 8,831
Realized Net Gain (Loss)                                           57,969             22,111
Change in Unrealized Appreciation (Depreciation)                (103,939)            169,872
--------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                 (43,579)            200,814
--------------------------------------------------------------------------------------------
Distributions
Net Investment Income                                                  --           (36,332)
Realized Capital Gain                                                  --                 --
--------------------------------------------------------------------------------------------
Total Distributions                                                    --           (36,332)
--------------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                             61,054                 --
Issued in Lieu of Cash Distributions                                   --             33,737
Redeemed*                                                        (45,762)          (126,783)
--------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions            15,292           (93,046)
--------------------------------------------------------------------------------------------
Total Increase (Decrease)                                        (28,287)             71,436
Net Assets
--------------------------------------------------------------------------------------------
Beginning of Period                                               608,310            536,874
--------------------------------------------------------------------------------------------
End of Period                                                    $580,023           $608,310
--------------------------------------------------------------------------------------------

1Shares Issued (Redeemed)
Issued                                                              4,364                 --
Issued in Lieu of Cash Distributions                                   --              2,170
Redeemed                                                          (3,154)           (10,108)
--------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                       1,210            (7,938)
--------------------------------------------------------------------------------------------
*Net of redemption fees of $10,000 and $81,000, respectively.

16

FINANCIAL HIGHLIGHTS
This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Precious Metals and Mining Fund
------------------------------------------------------------------------------------------------
                                                               Year Ended January 31,
                                 Six Months Ended       ----------------------------------------
For a Share Outstanding                  July 31,
Throughout Each Period                       2004         2004      2003     2002   2001    2000
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                        $15.29       $11.25    $ 9.31    $7.51  $7.67   $6.61
------------------------------------------------------------------------------------------------
Net Investment Income                         .08         .194       .25      .28    .22     .11
Net Realized and
Unrealized Gain (Loss)
on Investments*                            (1.22)        4.780      2.18     1.91  (.18)    1.05
------------------------------------------------------------------------------------------------
Operations                                 (1.14)        4.974      2.43     2.19    .04    1.16
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net
Investment Income                              --       (.934)     (.49)    (.39)  (.20)   (.10)
Distributions from Realized
Capital Gains                                  --           --        --       --     --      --
------------------------------------------------------------------------------------------------
Total Distributions                            --       (.934)     (.49)    (.39)  (.20)   (.10)
------------------------------------------------------------------------------------------------
Net Asset Value, End of
Period                                     $14.15       $15.29    $11.25    $9.31  $7.51   $7.67
------------------------------------------------------------------------------------------------

Total Return**                             -7.46%       44.07%    26.51%   30.05%  0.67%  17.49%
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Period
(Millions)                                   $580         $608      $537     $410   $307    $341
Ratio of Total Expenses
to Average Net Assets                      0.49%†        0.55%     0.60%    0.63%  0.65%   0.77%
Ratio of Net Investment
Income to Average Net Assets               0.85%†        1.61%     2.14%    3.45%  2.94%   1.42%
Portfolio Turnover Rate                      62%‡          15%       43%      52%    17%     28%
------------------------------------------------------------------------------------------------
 *Includes increases from redemption fees of $0, $0, $.02, $0, $0, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 †Annualized.
‡Includes activity related to a change in the fund's investment objective.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

17

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals and Mining Fund (formerly Vanguard(R)Precious Metals Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time, to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard(R)Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Repurchase Agreements:The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

18

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Interest income includes income distributions received from Vanguard(R)Market Liquidity Fund, and is accrued daily. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.	M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2004, the investment advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C.	The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the fund had contributed capital of $79,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D.	Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2004, the fund realized net foreign currency losses of $152,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at January 31, 2004, was $29,843,000, including $30,636,000 that had been distributed and is reflected in the balance of overdistributed net investment income, less a reduction of $793,000 that will reduce taxable income for fiscal 2005. During the six months ended July 31, 2004, the fund's passive foreign investment company holdings declined in value. If July 31, 2004, were the end of the fund's tax year, the reversal of passive foreign investment company appreciation that was included in prior years' taxable income would reduce the fund's current year taxable income by approximately $9 million. Because this amount is greater than the fund's net income for the period, the fund would have a tax-basis net operating loss of approximately $7 million. The fund's actual taxable income or net operating loss is only determined as of the fund's tax year-end.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through July 31, 2004, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's tax-basis capital gains and losses are determined only at the end of each tax year. For tax purposes, at January 31, 2004, the fund had available realized losses of $17,094,000 to offset future net capital gains of $2,611,000 through January 31, 2007, $13,354,000 through January 31, 2008, and $1,129,000 through January 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above. If July 31, 2004, were the end of the fund's tax year, the fund would have approximately $41 million of tax-basis capital gains available for distribution to shareholders.

At July 31, 2004, net unrealized appreciation of investment securities for tax purposes was $83,708,000, consisting of unrealized gains of $93,905,000 on securities that had risen in value since their purchase and $10,197,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

The fund had net unrealized foreign currency losses of $16,000 resulting from the translation of other assets and liabilities at July 31, 2004.

E..	During the six months ended July 31, 2004, the fund purchased $188,118,000 of investment securities and sold $166,118,000 of investment securities other than temporary cash investments.

F..	The market value of securities on loan to broker/dealers at July 31, 2004, was $44,165,000, for which the fund held cash collateral of $45,110,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

G..	One of the fund's investments is in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this affiliated company were as follows:

--------------------------------------------------------------------------------------------
                                                        (000)
                  --------------------------------------------------------------------------
                               Current Period Transactions
                               ---------------------------
                  Jan. 31, 2004               Proceeds from                    July 31, 2004
                         Market   Purchases      Securities   Dividend                Market
                          Value     at Cost            Sold     Income                 Value
--------------------------------------------------------------------------------------------
Tanami Gold NL            N.A.*        $212              --         --                $2,481
--------------------------------------------------------------------------------------------
*At January 31, 2004, the security was not an affiliated company of the fund.

20

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

21

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R)is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
   Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM)Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
   Index Fund
Institutional Index Fund
Institutional Total Stock Market
   Index Fund
International Explorer(TM)Fund
International Growth Fund
International Value Fund
Large-Cap Index Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM)Growth Fund
Pacific Stock Index Fund
Precious Metals and Mining Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
   Appreciation Fund
Tax-Managed Growth and
   Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
   Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Sector Index Funds:
   Consumer Discretionary Index
   Consumer Staples Index
   Financials Index
   Health Care Index
   Information Technology Index
   Materials Index
   Utilities Index
U.S. Value Fund
Value Index Fund
Windsor(TM)Fund
Windsor(TM)II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R)Conservative
   Growth Fund
LifeStrategy(R)Growth Fund
LifeStrategy(R)Income Fund
LifeStrategy(R)Moderate
   Growth Fund
STAR(R)Fund
Target Retirement Funds:
   Retirement Income
   Retirement 2005
   Retirement 2015
   Retirement 2025
   Retirement 2035
   Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R)Income Fund
Wellington(TM)Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
   Index Fund
Insured Long-Term
   Tax-Exempt Fund
Intermediate-Term Bond
   Index Fund
Intermediate-Term
   Investment-Grade Fund
Intermediate-Term
   Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Investment-Grade Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Federal Fund
Short-Term Investment-Grade Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
   (California, Florida, Massachusetts,
   New Jersey, New York, Ohio,
   Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM)Treasury Money
   Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
   Funds (California, New Jersey,
   New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

Vanguard also offers a variety of annuity products. For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; read and consider them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
John J. Brennan*      Chairman of the      Chairman of the Board, Chief Executive
(1954)                Board, Chief         Officer, and Director/Trustee of The
May 1987              Executive Officer,   Vanguard Group, Inc., and of each of the
                      and Trustee          investment companies served by The
                      (131)                Vanguard Group.

------------------------------------------------------------------------------------------
INDEPENDENT           TRUSTEES
Charles D. Ellis      Trustee              The Partners of `63 (pro bono ventures
(1937)                (131)                in education); Senior Advisor to Greenwich);
January 2001                               Associates (international business
                                           strategy consulting Successor Trustee of Yale
                                           University; Overseer of the Stern School
                                           Trustee of Business at New York
                                           University; of the Whitehead
                                           Institute Biomedical Research.

------------------------------------------------------------------------------------------
Rajiv L. Gupta        Trustee              Chairman and Chief Executive Officer
(1945)                (131)                (since October 1999), Vice Chairman
December 2001                              (January-September 1999), and Vice
                                           President (prior to September 1999) of
                                           Rohm and Haas Co. (chemicals); Director
                                           of Technitrol, Inc. (electronic
                                           components), and Agere Systems
                                           (communications components); Board
                                           Member of the American Chemistry
                                           Council; Trustee of Drexel University.

------------------------------------------------------------------------------------------
Joann Heffernan       Trustee              Vice President, Chief Information
Heisen                (131)                Officer, and Member of the Executive
(1950)                                     Committee of Johnson & Johnson
July 1998                                  (pharmaceuticals/consumer products);
                                           Director of the University Medical Center
                                           at Princeton and Women's Research and
                                           Education Institute.

------------------------------------------------------------------------------------------
Burton G. Malkiel     Trustee              Chemical Bank Chairman's Professor
(1932)                (129)                of Economics, Princeton University;
May 1977                                   Director of Vanguard Investment Series
                                           plc (Irish invest-ent fund) (since
                                           November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management
                                           firm) (since November 2001), Prudential
                                           Insurance Co. of America, BKF Capital
                                           (investment management), The Jeffrey Co.
                                           (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.  Trustee             Chairman, President, Chief
(1941)                 (131)               Executive Officer, and Director of NACCO
January 1993                               Industries, Inc. (forklift trucks/
                                           housewares/lignite); Director of Goodrich
                                           Corporation (industrial products/aircraft
                                           systems and services); Director of
                                           Standard Products Company (supplier
                                           for the automotive industry)
                                           until 1998.

------------------------------------------------------------------------------------------
J. Lawrence Wilson     Trustee             Retired Chairman and Chief
(1936)                 (131)               Executive Officer of Rohm and Haas Co.
April 1985                                 (chemicals); Director of Cummins Inc.
                                           (diesel engines), MeadWestvacoCorp.
                                           (paper products), and
                                           AmerisourceBergen Corp.
                                           (pharmaceutical distribution);
                                           Trustee of Vanderbilt University.

------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton      Secretary           Managing Director and General
(1951)                 (131)               Counsel of The Vanguard Group, Inc.;
June 2001                                  Secretary of The Vanguard Group and
                                           of each of the investmentcompanies
                                           served by The Vanguard Group.

------------------------------------------------------------------------------------------
Thomas J. Higgins      Treasurer           Principal of The Vanguard
(1957)                 (131)               Group, Inc.; Treasurer of each of
July 1998                                  the investment companies served by
                                           The Vanguard Group.

------------------------------------------------------------------------------------------

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

-----------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.        Michael S. Miller, Planning and Development.
James H. Gately, Investment Programs and Services.  Ralph K. Packard, Finance.
Kathleen C. Gubanich, Human Resources.              George U. Sauter, Chief Investment Officer.
F. William McNabb, III, Client Relationship Group.
-----------------------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
-----------------------------------------------------------------------------------------------

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

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Account Services
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Services
1-800-523-1036

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(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q532 092004

Vanguard® Health Care Fund

July 31, 2004

semiannual report

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letter from Vanguard’s chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that the opinions expressed by Vanguard’s investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change—and in the financial markets you can be certain only of change—an investment manager’s job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

CONTENTS
 1     LETTER FROM THE CHAIRMAN
 5     REPORT FROM THE ADVISOR
 7     FUND PROFILE
 8     GLOSSARY OF INVESTMENT TERMS
 9     PERFORMANCE SUMMARY
10     ABOUT YOUR FUND'S EXPENSES
12     FINANCIAL STATEMENTS
23     ADVANTAGES OF VANGUARD.COM

Summary
* The Investor Shares of Vanguard Health Care Fund returned –2.3% during the six months ended July 31, 2004.
* The fund fared better than its benchmark index (–5.9%) and its average peer (–5.8%).
* Returns from the fund’s large pharmaceutical holdings were disappointing, as were the results from its health care facility operators.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the first half of its 2005 fiscal year, Vanguard Health Care Fund posted a negative result reflecting the wide-ranging malaise that affected the U.S. stock market in the final months of the period. The fund’s Investor Shares returned –2.3% and its Admiral Shares –2.2%.

-----------------------------------------------------------------------
Total Returns                                         Six Months Ended
                                                         July 31, 2004
-----------------------------------------------------------------------
Vanguard Health Care Fund
Investor Shares                                                  -2.3%
Admiral Shares                                                    -2.2
S&P Health Sector Index                                           -5.9
Average Health/Biotechnology Fund*                                -5.8
Dow Jones Wilshire 5000 Index                                     -2.2
-----------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund held up better than its unmanaged benchmark, as well as the average mutual fund peer. It was roughly even with the broad-based Dow Jones Wilshire 5000 Composite Index.

The adjacent table presents the six-month total returns (capital change plus reinvested distributions) for the fund’s two share classes, as well as its comparative standards. Details on changes in net asset value and per-share distributions can be found in the table on page 4.

STOCK PRICES DECLINED MODESTLY

Stocks meandered downward during the six-month period, with each piece of good news seemingly accompanied by bad. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned –2.2%. Strong corporate earnings growth provided some support for stock prices, but the prospect of higher inflation and general economic uncertainty exerted a stronger influence.

Returns of larger stocks outpaced those of smaller-capitalization stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest local-currency gains, but a strengthening greenback transformed gains into losses for U.S.-dollar-based investors.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

BONDS FOLLOWED THE ECONOMY’S LEAD

The bond market was especially attuned to the economy’s fits and starts. Prices rose early in the period, but dropped sharply (boosting yields) as unexpectedly strong job growth suggested that the economic expansion—and inflation—might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%. Prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than government issues. As expected, the yield of the 3-month U.S. Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

----------------------------------------------------------------------------------
Market Barometer                                                     Total Returns
                                                       Periods Ended July 31, 2004
                                               ------------------------------------
                                                       Six     One            Five
                                                    Months    Year          Years*
-----------------------------------------------------------------------------------
Stocks    Russell 1000 Index (Large-caps)            -2.2%   13.0%           -1.7%
          Russell 2000 Index (Small-caps)             -4.6    17.1             5.7
          Dow Jones Wilshire 5000 Index               -2.2    13.8            -1.2
          (Entire market)
          MSCI All Country World Index
          ex USA (International)                      -0.5    25.3            -0.1
-----------------------------------------------------------------------------------
Bonds     Lehman Aggregate Bond Index                 0.3%    4.8%            7.3%
          (Broad taxable market)
          Lehman Municipal Bond Index                  0.1     5.8             6.1
          Citigroup 3-Month Treasury Bill Index        0.5     1.0             3.1
-----------------------------------------------------------------------------------
CPI       Consumer Price Index                        2.3%    3.0%            2.6%
-----------------------------------------------------------------------------------
*Annualized.

STOCK MARKET DOLDRUMS HURT THE FUND’S PERFORMANCE

The Health Care Fund’s negative return, while disappointing, was indicative of the unsettled state of the broad U.S. stock market in the fiscal half-year. The –2.3% return of the fund’s Investor Shares resulted from a gain of 0.9% in the February–April period followed by a –3.2% decline in the next three months. The Health Care Fund did better than its benchmark index and its average peer because of the fund’s relatively light weighting in speculative biotechnology stocks.

The fund’s foreign and domestic pharmaceutical holdings (which represented roughly 60% of total assets) suffered a difficult half-year, as a number of large drugmakers’ stocks declined. Among the most notable was Forest Laboratories, which lost ground following an inquiry into the company’s off-label clinical trials and product-promotion practices. The stocks of several other pharmaceutical giants were also buffeted by concerns over possible Medicare drug-price negotiations, competition from lower-priced Canadian imports, and clinical-trial setbacks.

However, the pain in the sector was not limited to drugmakers. Hospital operators and managed-care companies were also hit hard during the period. HCA, the nation’s largest hospital chain, saw its stock price fall despite rising profits; others, including Humana and Universal Health Services, reported lower earnings, which dented their stock prices.

Wellington Management has provided strong returns to the fund’s shareholders for 20 years. We thank Edward P. Owens, portfolio manager for that entire time, for his dedication to the fund’s success.

One of the primary reasons for the fund’s outperformance of its average competitor during the six months was the investment advisor’s policy of avoiding exposure to volatile small-cap biotechnology stocks. Although the fund has sizable holdings in a number of well-established biotech companies—including Amgen, Genentech, and Genzyme—the selection criteria employed by the advisor, Wellington Management Company, lead to a focus on reasonable valuations and strong fundamental characteristics, qualities lacking in many of the smaller biotech companies. Over longer periods, the fund’s predisposition toward high quality and broad diversification has worked in its favor, averting the pitfalls associated with concentrating assets in overly risky subsectors.

For 20 years, Wellington Management has delivered competitive returns for the Health Care Fund. The portfolio manager, Edward P. Owens, has been at the helm since the fund’s 1984 inception, excelling in his quest for attractively valued stocks poised for earnings growth. We thank him on behalf of our shareholders for his dedication to the fund’s success.

THE REWARDS OF DISCIPLINE AND DIVERSIFICATION

Successful investing is a journey. The key to reaching the destination you envision—whether it is retirement, a child’s college education, or some other goal—is to carefully choose a diversified mix of stock, bond, and money market mutual funds that fits your goals and risk tolerance. Making that choice, and then sticking diligently to your plan, allows you to participate in the rewards offered by each asset class while helping to mitigate periodic downturns.

Vanguard Health Care Fund can play a useful role as a small part of a diversified stock fund portfolio. For investors comfortable with the added risks of a fund that concentrates on a single industry, the Health Care Fund can provide exposure to one of the most dynamic and innovative sectors of the stock market.

Thank you for entrusting your hard-earned money to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 11, 2004

---------------------------------------------------------------------------------
Your Fund's Performance at a Glance               January 31, 2004-July 31, 2004
                                                         Distributions Per Share
                                                  -------------------------------
                             Starting         Ending         Income      Capital
                          Share Price    Share Price      Dividends        Gains
---------------------------------------------------------------------------------
Health Care Fund
Investor Shares               $124.29        $120.66         $0.002       $0.800
Admiral Shares                  52.44          50.92          0.007        0.338
---------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

The Investor Shares of Vanguard Health Care Fund returned –2.3% during the fiscal half-year ended July 31, 2004. This compared favorably with the –5.9% return of the Standard & Poor’s Health Sector Index and the –5.8% decline of the average health/biotechnology fund.

THE INVESTMENT ENVIRONMENT

A lackluster (low-volatility) stock market through most of the six-month period ended with a very difficult July. Within the health care sector, the medical products and international subsectors were, on balance, positive during the half-year, while major pharmaceuticals, health services, and biotechnology retreated. Companies having smaller market capitalizations, especially biotech firms, were the weakest performers.

OUR SUCCESSES

Despite the overall weakness in biotechnology, we had excellent results with Biogen Idec and Gilead, two of our largest positions in the field. Our Japanese investments, at nearly 8% of the portfolio, were very strong and a positive differentiator for us versus other health care funds.

CVS and McKesson were solid performers in the consumer staples and health & personal care categories, respectively.

Investment Philosophy

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.

OUR SHORTFALLS

Our core position in major pharmaceuticals declined in line with the market. Cardinal Health was our most difficult stock, as a Securities and Exchange Commission investigation into the firm’s accounting caused investors to flee. Nevertheless, we continue to have confidence in the quality of the company as an investment.

THE FUND’S POSITIONING

Our greater global diversification enabled the fund to perform somewhat better than the index and the average competitor. Our lower biotech position also benefited the portfolio during this weak period in the market.

As always, the fund’s strategy remains one of geographic and subsector diversification, low turnover, and long-term value orientation.

Edward P. Owens, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 17, 2004

-------------------------------------------------------------------------------------------------
Portfolio Changes                                                 Six Months Ended July 31, 2004
                                      Comments
-------------------------------------------------------------------------------------------------
               AstraZeneca            New products increased our confidence.
               ----------------------------------------------------------------------------------
Additions      Cardinal Health        Added on price weakness.
               ----------------------------------------------------------------------------------
               Forest Laboratories    We're optimistic about three leading products.
-------------------------------------------------------------------------------------------------
               Amersham               Acquired by General Electric.
               ----------------------------------------------------------------------------------
Reductions     Aventis                Reduced on strength after bid by Sanofi-Synthelabo.
               ----------------------------------------------------------------------------------
               AmerisourceBergen      We switched into Cardinal Health.
-------------------------------------------------------------------------------------------------

See page 12 for a complete listing of the fund’s holdings.

FUND PROFILE

As of 7/31/2004

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 8.

----------------------------------------------------------
HEALTH CARE FUND
----------------------------------------------------------
Portfolio Characteristics
                                                    Broad
                                        Fund       Index*
----------------------------------------------------------
Number of Stocks                         103        5,050
Median Market Cap                     $19.2B       $25.9B
Price/Earnings Ratio                   26.3x        21.1x
Price/Book Ratio                        3.3x         2.7x
Yield                                                1.6%
Investor Shares                         1.0%
Admiral Shares                          1.1%
Return on Equity                       20.5%        15.8%
Earnings Growth Rate                    9.6%         6.9%
Foreign Holdings                       31.6%         0.9%
Turnover Rate                           7%**           --
Expense Ratio                                          --
Investor Shares                      0.23%**
Admiral Shares                       0.15%**
Short-Term Reserves                       9%           --
----------------------------------------------------------

----------------------------------------------------------
Volatility Measures
                                                    Broad
                                        Fund       Index*
----------------------------------------------------------
R-Squared                               0.65         1.00
Beta                                    0.52         1.00
----------------------------------------------------------

----------------------------------------------------
Sector Diversification (% of portfolio)

Biotech Research & Production                    9%
Consumer Staples                                  2
Drugs & Pharmaceuticals                          29
Electronics & Medical Systems                     2
Financial Services                                1
Health & Personal Care                            3
Health Care Facilities                            3
Health Care Management Services                   5
International                                    29
Materials & Processing                            1
Medical & Dental Instruments & Supplies           5
Medical Services                                  1
Producer Durables                                 1
----------------------------------------------------
Short-Term Reserves                              9%
----------------------------------------------------

----------------------------------------------------
Ten Largest Holdings (% of total net assets)

Pfizer Inc.                                    6.1%
AstraZeneca Group PLC                           4.5
Aventis SA                                      4.1
Eli Lilly & Co.                                 3.0
Novartis AG (Registered)                        2.9
Roche Holdings AG                               2.9
Schering-Plough Corp.                           2.8
Cardinal Health, Inc.                           2.6
Amgen, Inc.                                     2.6
McKesson Corp.                                  2.5
----------------------------------------------------
Top Ten                                       34.0%
----------------------------------------------------
”Ten Largest Holdings”excludes any temporary cash investments and equity index products.
----------------------------------------------------

Investment Focus

-------------------------------------------------------
Country Diversification (% of portfolio)

United States                                      62%
Japan                                                8
Switzerland                                          7
United Kingdom                                       6
France                                               5
Germany                                              2
Sweden                                               1
-------------------------------------------------------
Short-Term Reserves                                 9%
-------------------------------------------------------
 *Dow Jones Wilshire 5000 Index.
**Annualized.

Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY

As of 7/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

HEALTH CARE FUND

-----------------------------------------------------------------------------------------------

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

-----------------------------------------------------------------------------------------------

*Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

-----------------------------------------------------------------------------------------------
   Average Annual Total Returns for periods ended June 30, 2004

    This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                           Ten Years
                                         One        Five     ----------------------------------
                      Inception Date     Year       Years    Capital         Income      Total
-----------------------------------------------------------------------------------------------
Health Care Fund
Investor Shares            5/23/1984    17.36%    12.25%       20.08%          1.24%     21.32%
Fee-Adjusted Returns*                   16.20     12.25        20.08           1.24      21.32
Admiral Shares            11/12/2001    17.46      7.54**         --             --         --
Fee-Adjusted Returns*                   16.30      7.18**         --             --         --
-----------------------------------------------------------------------------------------------

  *Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.
**Return since inception.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

---------------------------------------------------------------------------------------------
   Six Months Ended July 31, 2004
                                                Beginning              Ending       Expenses
                                            Account Value       Account Value    Paid During
Health Care Fund                                1/31/2004           7/31/2004        Period*
---------------------------------------------------------------------------------------------
Based on Actual Fund Return
Investor Shares                                 $1,000.00             $977.22          $1.13
Admiral Shares                                   1,000.00              977.57           0.74
Based on Hypothetical 5% Return
Investor Shares                                 $1,000.00           $1,048.86          $1.17
Admiral Shares                                   1,000.00            1,049.25           0.76
---------------------------------------------------------------------------------------------

*Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than five years. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

-----------------------------------------------------------------------------
Annualized Expense Ratios:
Your fund compared with its peer group
                                                                     Average
                                                                     Health/
                                        Investor   Admiral     Biotechnology
                                          Shares    Shares              Fund
-----------------------------------------------------------------------------
Health Care Fund                           0.23%     0.15%            1.96%*
-----------------------------------------------------------------------------
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

As of 7/31/2004 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund’s designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

----------------------------------------------------------------------------------------------
                                                                                        Market
                                                                                        Value^
Health Care Fund                                                   Shares                (000)
-----------------------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
-----------------------------------------------------------------------------------------------
UNITED STATES (62.6%)
-----------------------------------------------------------------------------------------------
Biotech Research & Production (9.3%)
      *Amgen, Inc.                                              9,523,828       $      541,715
      *Genzyme Corp.-
       General Division                                         8,101,240              415,432
      *Genentech, Inc.                                          6,400,000              311,552
      *Biogen Idec Inc.                                         4,328,600              259,716
   *(1)Cephalon, Inc.                                           3,430,800              173,324
       Baxter International, Inc.                               5,000,000              150,350
      *Millennium
       Pharmaceuticals, Inc.                                    6,100,000               67,832
      *Human Genome Sciences, Inc.                              1,938,500               19,433
                                                                                   -----------
                                                                                     1,939,354
                                                                                   -----------

Consumer Discretionary (0.2%)
       Kimberly-Clark Corp.                                       676,300               43,331
                                                                                   -----------
Consumer Staples (2.4%)
       CVS Corp.                                               11,500,900       $      481,543
       Colgate-Palmolive Co.                                      421,000               22,397
                                                                                   -----------
                                                                                       503,940
                                                                                   -----------
Drugs & Pharmaceuticals (29.4%)
       Pfizer Inc.                                             39,780,070            1,271,371
       Eli Lilly & Co.                                         10,016,600              638,258
       Schering-Plough Corp.                                   30,730,000              598,006
       Cardinal Health, Inc.                                   12,501,408              556,313
      *Forest Laboratories, Inc.                               10,102,000              508,030
       Abbott Laboratories                                     12,880,700              506,856
       Wyeth                                                   11,184,900              395,945
      *Gilead Sciences, Inc.                                    5,999,924              387,835
       Merck & Co., Inc.                                        6,290,000              285,252
       Allergan, Inc.                                           3,244,100              245,384
       AmerisourceBergen Corp.                                  3,491,880              188,771
       Johnson & Johnson                                        2,000,000              110,540
       Mylan Laboratories, Inc.                                 6,000,000               88,920

----------------------------------------------------------------------------------------------
                                                                                        Market
                                                                                        Value^
                                                                   Shares                (000)
----------------------------------------------------------------------------------------------
(1)    Perrigo Co.                                              5,322,320       $       88,670
*      King Pharmaceuticals, Inc.                               6,717,400               75,839
*      Watson Pharmaceuticals, Inc.                             2,000,000               50,420
*      MedImmune Inc.                                           2,000,000               46,080
*      Hospira, Inc.                                            1,648,070               42,700
*      Vertex Pharmaceuticals, Inc.                             3,755,400               34,662
      *Barr Pharmaceuticals Inc.                                  900,000               30,915
       Bristol-Myers Squibb Co.                                 1,075,800               24,636
       Alpharma, Inc. Class A                                     748,313               12,302
                                                                                   -----------
                                                                                     6,187,705
                                                                                   -----------
Electronics--Medical Systems (2.1%)
       Medtronic, Inc.                                          7,300,000              362,591
      *(1) Haemonetics Corp.                                    1,800,000               54,000
       Datascope Corp.                                            342,100               11,874
       E-Z-EM, Inc.                                               438,602                7,338
                                                                                   -----------
                                                                                       435,803
                                                                                   -----------
Financial Services (0.5%)
       CIGNA Corp.                                              1,600,700               99,259
       NDCHealth Corp.                                            181,800                3,820
                                                                                   -----------
                                                                                       103,079
                                                                                   -----------
Health & Personal Care (3.4%)
    (1)McKesson Corp.                                          16,012,550              515,124
      *Anthem, Inc.                                             1,205,500               99,418
      *Medco Health Solutions, Inc.                             2,558,574               77,525
      *IDX Systems Corp.                                          895,700               26,898
                                                                                   -----------
                                                                                       718,965
                                                                                   -----------
Health Care Facilities (2.7%)
       HCA Inc.                                                 6,767,620              261,569
       Quest Diagnostics, Inc.                                  2,150,000              176,472
      *Laboratory Corp. of America
       Holdings                                                 2,967,360              116,202
      *LifePoint Hospitals, Inc.                                  460,715               15,392
                                                                                   -----------
                                                                                       569,635
                                                                                   -----------
Health Care Management Services (4.7%)
       Aetna Inc.                                               4,350,200              373,247
       IMS Health, Inc.                                         8,547,400              207,189
      *(1) Humana Inc.                                         10,477,500              189,748
      *(1) Cerner Corp.                                         2,680,100              120,605
       Universal Health Services
       Class B                                                  1,100,000               50,060
      *WellPoint Health Networks Inc.
       Class A                                                    300,000               30,330
      *Health Net Inc.                                            500,000               12,065
      *American Medical
       Security Group, Inc.                                       300,000                7,623
                                                                                   -----------
                                                                                       990,867
                                                                                   -----------
Materials & Processing (0.8%)
       Sigma-Aldrich Corp.                                      2,750,000              157,960
                                                                                   -----------
Medical & Dental Instruments & Supplies (5.4%)
       Becton, Dickinson & Co.                                  8,451,800      $       399,179
    (1)Bausch & Lomb, Inc.                                      2,700,000              166,293
       Beckman Coulter, Inc.                                    2,776,600              153,185
      *St. Jude Medical, Inc.                                   1,193,600               81,320
       Biomet, Inc.                                             1,651,925               72,668
       DENTSPLY International Inc.                              1,442,700               70,159
    (1)Owens & Minor, Inc.
       Holding Co.                                              2,260,000               58,014
       Guidant Corp.                                            1,000,000               55,320
      *Ventana Medical Systems, Inc.                              614,400               30,677
      *Advanced Medical Optics, Inc.                              676,466               25,740
      *STERIS Corp.                                               850,000               17,476
      *Viasys Healthcare Inc.                                     482,130                7,304
                                                                                   -----------
                                                                                     1,137,335
                                                                                   -----------
Medical Services (1.1%)
      *Coventry Health Care Inc.                                3,675,000              187,829
      *(1) PAREXEL International Corp.                          1,570,200               30,164
                                                                                   -----------
                                                                                       217,993
                                                                                   -----------
Producer Durables (0.6%)
      *Thermo Electron Corp.                                    3,000,000               77,160
       Pall Corp.                                               2,404,600               55,715
                                                                                   -----------
                                                                                       132,875
                                                                                   -----------
----------------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                                 13,138,842
----------------------------------------------------------------------------------------------
INTERNATIONAL (28.9%)
----------------------------------------------------------------------------------------------
Belgium (0.4%)

       UCB SA                                                   1,933,593               89,044
                                                                                   -----------

Canada (0.1%)
       Axcan Pharma Inc.                                        1,356,900               25,698
      *Biovail Corp.                                            1,116,800               17,478
                                                                                   -----------
                                                                                        43,176
                                                                                   -----------
Denmark (0.2%)
       Novo Nordisk A/S B Shares                                  700,000               35,592
                                                                                   -----------

France (5.1%)
       Aventis SA                                              10,975,168              852,273
       Sanofi-Synthelabo SA                                     3,199,623              212,254
                                                                                   -----------
                                                                                     1,064,527
                                                                                   -----------
Germany (1.7%)
       Bayer AG                                                 8,144,656              217,492
       Schering AG                                              1,640,410               92,192
       Bayer AG ADR                                             1,400,000               37,770
       Fresenius Medical Care
       Pfd. ADR                                                   645,400               11,165
                                                                                   -----------
                                                                                       358,619
                                                                                   -----------
Japan (7.8%)
       Fujisawa
       Pharmaceutical Co., Ltd.                                13,501,000              327,062
       Takeda Chemical
       Industries Ltd.                                          6,400,000              299,170

----------------------------------------------------------------------------------------------
                                                                                        Market
                                                                                        Value^
Health Care Fund                                                   Shares                (000)
-----------------------------------------------------------------------------------------------
Eisai Co., Ltd.                                                 8,656,000       $      253,960
Yamanouchi
Pharmaceuticals Co., Ltd.                                       4,580,000              156,975
Shionogi & Co., Ltd.                                            8,476,000              151,261
Chugai
Pharmaceutical Co., Ltd.                                        8,834,500              138,635
Sankyo Co., Ltd.                                                6,250,000              134,863
Daiichi
Pharmaceutical Co., Ltd.                                        3,500,000               64,219
Tanabe Seiyaku Co., Ltd.                                        6,850,000               56,789
Ono Pharmaceutical Co., Ltd.                                      963,000               45,534
                                                                                   -----------
                                                                                     1,628,468
                                                                                   -----------
Netherlands (0.4%)
Akzo Nobel NV                                                   2,400,000               79,229
                                                                                   -----------

Sweden (0.7%)
Gambro AB A Shares                                              7,531,120               78,757
(1) Gambro AB B Shares                                          7,314,580               75,778
                                                                                   -----------
                                                                                       154,535
                                                                                   -----------
Switzerland (6.7%)
Novartis AG (Registered)                                       13,719,880              613,955
Roche Holdings AG                                               6,123,977              605,529
Alcon, Inc.                                                     1,459,600              111,805
Serono SA Class B                                                 112,698               69,767
                                                                                   -----------
                                                                                     1,401,056
                                                                                   -----------
United Kingdom (5.8%)
AstraZeneca Group PLC                                          13,381,500              598,848
AstraZeneca Group PLC ADR                                       7,581,772              340,573
GlaxoSmithKline PLC ADR                                         6,368,881              260,806
Shire Pharmaceuticals
Group PLC                                                       2,700,000               23,641
                                                                                   -----------
                                                                                     1,223,868
                                                                                   -----------
----------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                                  6,078,114
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $13,557,388)                                                                  19,216,956
----------------------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS (13.1%)
Money Market Fund (4.5%)
Vanguard Market
Liquidity Fund
1.33%**--Note G                                               950,371,908       $      950,372
                                                                                   -----------
                                                               Face Amount
                                                                     (000)
                                                              ------------
U.S. Government and Agency Obligations (0.3%)
Federal National Mortgage Assn. †
1.18%, 9/1/2004                                                  $ 75,000               74,905
                                                                                   -----------
Commercial Paper (2.0%)
General Electric Capital Corp. CP
1.32%, 8/17/2004                                                  210,000              209,882
1.464%, 9/22/2004                                                 210,000              209,565
                                                                                   -----------
                                                                                       419,447
                                                                                   -----------
Repurchase Agreements (6.3%)
Goldman Sachs & Co.
1.37%, 8/2/2004
(Dated 7/30/2004,
Repurchase Value $196,422,000,
collateralized by Federal National
Mortgage Association,
5.00%, 3/1/2034)                                                  196,400              196,400
J.P. Morgan Securities Inc.
1.37%, 8/2/2004
(Dated 7/30/2004,
Repurchase Value $266,330,000,
collateralized by Federal National
Mortgage Association,
0.00%-8.50%,
12/1/2009-8/1/2034)                                               266,300              266,300
Bank of America
1.37%, 8/2/2004
(Dated 7/30/2004,
Repurchase Value $409,947,000,
collateralized by Federal National
Mortgage Association,
5.00%-5.50%,
1/1/2034-4/1/2034)                                                409,900              409,900
SBC Warburg Inc.
1.37%, 8/2/2004
(Dated 7/30/2004,
Repurchase Value $445,150,000,
collateralized by Federal National
Mortgage Association,
4.50%-9.25%,
9/1/2005-7/1/2034)                                                445,100              445,100
                                                                                   -----------
                                                                                     1,317,700
                                                                                   -----------
----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,762,436)                                                                    2,762,424
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                        Market
                                                                                        Value^
                                                                                         (000)
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.6%)
(Cost $16,319,824)                                                                 $21,979,380
----------------------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES--NET (-4.6%)                                                              (967,614)
----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                  $21,011,766
----------------------------------------------------------------------------------------------

  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
   7-day yield.
†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
  If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company.
  The total market value of investments in affiliated companies was $1,471,720,000. See Note I in Notes to Financial Statements.
ADR—American Depositary Receipt.

----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------
Assets
Investments in Securities, at Value                                                $21,979,380
Other Assets--Note C                                                                    22,826
                                                                                   -----------
Total Assets                                                                        22,002,206
                                                                                   -----------
Liabilities
Security Lending Collateral
Payable to Brokers--Note G                                                             950,372
Other Liabilities                                                                       40,068
                                                                                   -----------
Total Liabilities                                                                      990,440
                                                                                   -----------
----------------------------------------------------------------------------------------------
NET ASSETS                                                                         $21,011,766
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                         (000)
----------------------------------------------------------------------------------------------
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------
Paid-in Capital                                                                    $14,974,435
Undistributed Net Investment Income                                                     90,888
Accumulated Net Realized Gains                                                         286,766
Unrealized Appreciation
Investment Securities                                                                5,659,556
Foreign Currencies                                                                         121
----------------------------------------------------------------------------------------------
NET ASSETS                                                                         $21,011,766
----------------------------------------------------------------------------------------------

Investor Shares--Net Assets
Applicable to 152,647,288 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                          $18,417,738
----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INVESTOR SHARES                                                                        $120.66
----------------------------------------------------------------------------------------------

Admiral Shares--Net Assets
Applicable to 50,938,339 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                           $2,594,028
----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
ADMIRAL SHARES                                                                          $50.92
----------------------------------------------------------------------------------------------

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

----------------------------------------------------------------------------------------------
                                                                              Health Care Fund
                                                                Six Months Ended July 31, 2004
                                                                                         (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends*†                                                                          $ 123,132
Interest                                                                                10,983
Security Lending                                                                         2,548
----------------------------------------------------------------------------------------------
Total Income                                                                           136,663
----------------------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B                                                         5,976
The Vanguard Group--Note C
Management and Administrative
Investor Shares                                                                         14,551
Admiral Shares                                                                           1,021
Marketing and Distribution
Investor Shares                                                                          1,041
Admiral Shares                                                                             126
Custodian Fees                                                                             799
Shareholders' Reports
Investor Shares                                                                            106
Admiral Shares                                                                               1
Trustees' Fees and Expenses                                                                 11
----------------------------------------------------------------------------------------------
Total Expenses                                                                          23,632
Expenses Paid Indirectly--Note D                                                         (397)
----------------------------------------------------------------------------------------------
Net Expenses                                                                            23,235
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  113,428
----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold†                                                            287,331
Foreign Currencies                                                                       (166)
----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                               287,165
----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                                (897,574)
Foreign Currencies                                                                       (137)
----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                     (897,711)
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $(497,118)
----------------------------------------------------------------------------------------------

*Dividends are net of foreign withholding taxes of $8,307,000.
†Dividend income and realized net gain (loss) from affiliated companies were $10,458,000 and $981,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

------------------------------------------------------------------------------------------------
                                                                         Health Care Fund
                                                               ---------------------------------
                                                                      Six Months            Year
                                                                           Ended           Ended
                                                                   July 31, 2004   Jan. 31, 2004
                                                                           (000)           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                              $     113,428   $     158,920
Realized Net Gain (Loss)                                                 287,165         145,511
Change in Unrealized Appreciation (Depreciation)                       (897,711)       4,740,239
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations        (497,118)       5,044,670
------------------------------------------------------------------------------------------------
Distributions
Net Investment Income
Investor Shares                                                            (296)       (144,322)
Admiral Shares                                                             (341)        (20,948)
Realized Capital Gain*
Investor Shares                                                        (119,213)        (14,623)
Admiral Shares                                                          (16,465)         (1,758)
------------------------------------------------------------------------------------------------
Total Distributions                                                    (136,315)       (181,651)
------------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
Investor Shares                                                          633,164         521,871
Admiral Shares                                                           180,461         320,310
------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions                  813,625         842,181
------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                180,192       5,705,200
------------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                                   20,831,574      15,126,374
------------------------------------------------------------------------------------------------
End of Period                                                        $21,011,766     $20,831,574
------------------------------------------------------------------------------------------------

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $44,211,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------
Health Care Fund Investor Shares

                                           Six Months            Year Ended January 31,
For a Share Outstanding                         Ended   ----------------------------------------
Throughout Each Period                  July 31, 2004     2004     2003     2002    2001    2000
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $124.29  $ 94.35  $115.01  $123.04 $ 98.83  $97.32
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                            .650     .960     .947     .980    1.16     .92
Net Realized and Unrealized Gain (Loss)
on Investments*                               (3.478)   30.078 (14.124)  (2.516)   40.05    8.70
------------------------------------------------------------------------------------------------
Total from Investment Operations              (2.828)   31.038 (13.177)  (1.536)   41.21    9.62
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income           (.002)   (.995)   (.955)  (1.030)  (1.07)   (.97)
Distributions from Realized
 Capital Gains                                 (.800)   (.103)  (6.528)  (5.464) (15.93)  (7.14)
------------------------------------------------------------------------------------------------
Total Distributions                            (.802)  (1.098)  (7.483)  (6.494) (17.00)  (8.11)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $120.66  $124.29  $ 94.35  $115.01 $123.04  $98.83
------------------------------------------------------------------------------------------------

Total Return**                                 -2.28%   32.99%  -11.65%   -1.11%  43.37%  10.57%
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Period (Millions)          $18,418  $18,340  $13,506  $15,981 $17,242 $10,726
Ratio of Total Expenses to Average Net         0.23%†    0.28%    0.29%    0.31%   0.34%   0.41%
Assets
Ratio of Net Investment Income to
Average Net Assets                             1.06%†    0.91%    0.86%    0.84%   1.03%   0.92%
Portfolio Turnover Rate                           7%†      13%      25%      13%     21%     27%
------------------------------------------------------------------------------------------------

  *Includes increases from redemption fees of $.01, $.02, $.04, $.03, $.01, and $.03.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in
   the case of shares purchased prior to    April 19, 1999).
  † Annualized.

------------------------------------------------------------------------------------------------
Health Care Fund Admiral Shares

                                                        Six Months     Year Ended      Nov. 12,
                                                             Ended     January 31,     2001* to
                                                          July 31,  ------------------ Jan. 31,
For a Share Outstanding Throughout Each Period                2004     2004       2003     2002
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $52.44   $39.80     $48.52   $50.00
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                                         .295     .447       .436     .066
Net Realized and Unrealized Gain (Loss) on Investments**   (1.470)   12.696    (5.963)     .542
------------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.175)   13.143    (5.527)     .608
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                        (.007)   (.460)     (.438)   (.390)
Distributions from Realized Capital Gains                   (.338)   (.043)    (2.755)  (1.698)
------------------------------------------------------------------------------------------------
Total Distributions                                         (.345)   (.503)    (3.193)  (2.088)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $50.92   $52.44     $39.80   $48.52
------------------------------------------------------------------------------------------------

Total Return†                                               -2.24%   33.12%    -11.58%    1.23%
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                        $2,594   $2,492     $1,620   $1,631
Ratio of Total Expenses to Average Net Assets              0.15%††    0.19%      0.22%  0.23%††
Ratio of Net Investment Income to Average Net Assets       1.14%††    0.98%      0.93%  0.50%††
Portfolio Turnover Rate                                       7%††      13%        25%      13%
------------------------------------------------------------------------------------------------

  *Inception.
**Includes increases from redemption fees of $.01, $.01, $.02, and $.01.
  † Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.	Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2004, the investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C.	The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the fund had contributed capital of $3,124,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $395,000 and custodian fees by $2,000.

E.	Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2004, the fund realized net foreign currency losses of $166,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassi-fied from accumulated net realized gains to undistributed net investment income.

At July 31, 2004, net unrealized appreciation of investment securities for tax purposes was $5,659,556,000, consisting of unrealized gains of $5,972,098,000 on securities that had risen in value since their purchase and $312,542,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency gains of $121,000 resulting from the translation of other assets and liabilities at July 31, 2004.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

F.	During the six months ended July 31, 2004, the fund purchased $1,421,491,000 of investment securities and sold $707,599,000 of investment securities other than temporary cash investments.

G.	The market value of securities on loan to broker/dealers at July 31, 2004, was $921,287,000, for which the fund held cash collateral of $950,372,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

H.	Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                Six Months Ended               Year Ended
                                                  July 31, 2004             January 31, 2004
                                          --------------------------   ------------------------
                                                  Amount    Shares          Amount       Shares
                                                   (000)     (000)           (000)        (000)
-----------------------------------------------------------------------------------------------
Investor Shares
Issued                                        $1,265,987    10,192      $1,962,989       18,046
Issued in Lieu of Cash Distributions             114,165       942         151,019        1,309
Redeemed*                                      (746,988)   (6,043)     (1,592,137)     (14,955)
                                          -----------------------------------------------------
Net Increase (Decrease)--Investor Shares         633,164     5,091         521,871        4,400
                                          -----------------------------------------------------
Admiral Shares
Issued                                           248,864     4,731         482,596       10,475
Issued in Lieu of Cash Distributions              14,814       290          19,979          410
Redeemed*                                       (83,217)   (1,598)       (182,265)      (4,075)
                                          -----------------------------------------------------
Net Increase (Decrease)--Admiral Shares          180,461     3,423         320,310        6,810
-----------------------------------------------------------------------------------------------
*Net of redemption fees of $2,441,000 and $3,825,000, respectively (fund totals).
I.

Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company Transactions during the period in securities of affiliated companies were as follows:

-----------------------------------------------------------------------------------------------
                                                              (000)
                       ------------------------------------------------------------------------
                                         Current Period Transactions
                                         ---------------------------
                         Jan. 31, 2004                 Proceeds from              July 31, 2004
                                Market    Purchases       Securities  Dividend           Market
                                 Value      at Cost             Sold    Income            Value
-----------------------------------------------------------------------------------------------
Bausch & Lomb, Inc.           $145,125           --               --     $ 702        $ 166,293
Cephalon, Inc.                 188,076           --               --        --          173,324
Cerner Corp.                   105,060           --               --        --          120,605
E-Z-EM Inc.                      7,859           --           $1,538       138             n/a*
Gambro AB B Shares              64,645           --               --     6,839           75,778
Haemonetics Corp.               53,691           --            2,430        --           54,000
Humana, Inc.                   233,183      $ 8,354               --        --          189,748
McKesson Corp.                 458,697       11,266               --     1,909          515,124
Owens & Minor, Inc.             51,867           --               --       497           58,014
PAREXEL International           27,086           --               --        --           30,164
Corp.
Perrigo Co.                     88,723           --               --       373           88,670
                       ----------------                              --------------------------
                            $1,424,012                                 $10,458       $1,471,720
                       ----------------                              --------------------------
------------------------------------------------------------------------------------------------
*Security is still held but the issuer is no longer an affiliated company of the fund.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
John J. Brennan*      Chairman of the      Chairman of the Board, Chief Executive
(1954)                Board, Chief         Officer, and Director/Trustee of The
May 1987             Executive Officer,    Vanguard Group, Inc., and of each of the
                      and Trustee          investment companies served by The
                      (131)                Vanguard Group.

------------------------------------------------------------------------------------------
INDEPENDENT           TRUSTEES
Charles D. Ellis      Trustee              The Partners of `63 (pro bono ventures
(1937)                (131)                in education); Senior Advisor to Greenwich);
January 2001                               Associates (international business
                                           strategy consulting Successor Trustee of Yale
                                           University; Overseer of the Stern School
                                           Trustee of Business at New York
                                           University; of the Whitehead
                                           Institute Biomedical Research.

------------------------------------------------------------------------------------------
Rajiv L. Gupta        Trustee              Chairman and Chief Executive Officer
(1945)                (131)                (since October 1999), Vice Chairman
December 2001                              (January-September 1999), and Vice
                                           President (prior to September 1999) of
                                           Rohm and Haas Co. (chemicals); Director
                                           of Technitrol, Inc. (electronic
                                           components), and Agere Systems
                                           (communications components); Board
                                           Member of the American Chemistry
                                           Council; Trustee of Drexel University.

------------------------------------------------------------------------------------------
Joann Heffernan       Trustee              Vice President, Chief Information
Heisen                (131)                Officer, and Member of the Executive
(1950)                                     Committee of Johnson & Johnson
July 1998                                  (pharmaceuticals/consumer products);
                                           Director of the University Medical Center
                                           at Princeton and Women's Research and
                                           Education Institute.

------------------------------------------------------------------------------------------
Burton G. Malkiel     Trustee              Chemical Bank Chairman's Professor
(1932)                (129)                of Economics, Princeton University;
May 1977                                   Director of Vanguard Investment Series
                                           plc (Irish invest-ent fund) (since
                                           November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management
                                           firm) (since November 2001), Prudential
                                           Insurance Co. of America, BKF Capital
                                           (investment management), The Jeffrey Co.
                                           (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.  Trustee             Chairman, President, Chief
(1941)                 (131)               Executive Officer, and Director of NACCO
January 1993                               Industries, Inc. (forklift trucks/
                                           housewares/lignite); Director of Goodrich
                                           Corporation (industrial products/aircraft
                                           systems and services); Director of
                                           Standard Products Company (supplier
                                           for the automotive industry)
                                           until 1998.

------------------------------------------------------------------------------------------
J. Lawrence Wilson     Trustee             Retired Chairman and Chief
(1936)                 (131)               Executive Officer of Rohm and Haas Co.
April 1985                                 (chemicals); Director of Cummins Inc.
                                           (diesel engines), MeadWestvacoCorp.
                                           (paper products), and
                                           AmerisourceBergen Corp.
                                           (pharmaceutical distribution);
                                           Trustee of Vanderbilt University.

------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton      Secretary           Managing Director and General
(1951)                 (131)               Counsel of The Vanguard Group, Inc.;
June 2001                                  Secretary of The Vanguard Group and
                                           of each of the investmentcompanies
                                           served by The Vanguard Group.

------------------------------------------------------------------------------------------
Thomas J. Higgins      Treasurer           Principal of The Vanguard
(1957)                 (131)               Group, Inc.; Treasurer of each of
July 1998                                  the investment companies served by
                                           The Vanguard Group.

------------------------------------------------------------------------------------------

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

-----------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.        Michael S. Miller, Planning and Development.
James H. Gately, Investment Programs and Services.  Ralph K. Packard, Finance.
Kathleen C. Gubanich, Human Resources.              George U. Sauter, Chief Investment Officer.
F. William McNabb, III, Client Relationship Group.
-----------------------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
-----------------------------------------------------------------------------------------------

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral , PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov. You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q522 092004

Vanguard® REIT Index Fund

July 31, 2004

semiannual report

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letter from Vanguard’s chairman, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

Contents

  1   LETTER FROM THE CHAIRMAN
  5   FUND PROFILE
  6   GLOSSARY OF INVESTMENT TERMS
  7   PERFORMANCE SUMMARY
  8   ABOUT YOUR FUND'S EXPENSES
10   FINANCIAL STATEMENTS

Summary

* Weighed down by global tensions, rising interest rates, and inflation worries, the broad U.S. stock market finished the six-month period ended July 31, 2004, with a decline.

* The Investor Shares of Vanguard REIT Index Fund posted a return of 1.3%, in line with the result of the fund’s target index but short of the average return of its mutual fund peers.

* Real estate investment trusts continued to benefit from a growing U.S. economy, as retail and office REITs saw gains. Apartment REITs, despite still-strong home sales, also enjoyed gains.

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Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Although many sectors of the U.S. stock market experienced losses during the six months ended July 31, the stocks of real estate investment trusts produced small gains. The Investor Shares of Vanguard REIT Index Fund returned 1.3%, in line with the result of the fund’s target index and better than the –2.2% return of the overall stock market. However, the fund lagged the 2.3% return posted by the average real estate fund.

------------------------------------------------------------
Total Returns                              Six Months Ended
                                              July 31, 2004
------------------------------------------------------------
Vanguard REIT Index Fund
Investor Shares                                        1.3%
Admiral Shares                                          1.3
Institutional Shares                                    1.2
Morgan Stanley REIT Index                               1.3
Average Real Estate Fund*                               2.3
Target REIT Composite**                                 1.3
Dow Jones Wilshire 5000 Index                          -2.2
------------------------------------------------------------

  *Derived from data provided by Lipper Inc.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money
   Market Average).

The adjacent table shows the total returns (capital change plus reinvested distributions) for the fund’s three share classes, its comparative measures, and the broad U.S. stock market, as represented by the Dow Jones Wilshire 5000 Composite Index. The table on page 4 provides details of the fund’s returns.

On July 31, all three of the fund’s share classes yielded 5.3%. For the Investor Shares, this yield was unchanged from the start of the period; for the Admiral and Institutional Shares, it was down slightly from their 5.4% yields on January 31. (These figures include some payments that represent a return of capital by the underlying REITs, an amount that is determined by each REIT at the end of its fiscal year.)

1

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares This class of shares also carries low expenses and is available for a minimum investment of $10 million.

STOCK PRICES DECLINED MODESTLY

Stocks meandered downward during the six-month period, with each piece of good news seemingly accompanied by bad. Strong corporate earnings growth provided some support for stock prices, but the prospect of higher inflation and general economic uncertainty exerted a stronger influence.

Returns of larger stocks outpaced those of small-capitalization stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest local-currency gains, but a strengthening greenback transformed gains into losses for U.S. dollar-based investors.

BONDS FOLLOWED THE ECONOMY’S LEAD

The bond market was especially attuned to the economy’s fits and starts. Prices rose early in the period, but dropped sharply (boosting yields) as

---------------------------------------------------------------------------------------
Market Barometer                                                         Total Returns
                                                           Periods Ended July 31, 2004
                                                    -----------------------------------
                                                           Six     One            Five
                                                        Months    Year          Years*
---------------------------------------------------------------------------------------
          Russell 1000 Index (Large-caps)                -2.2%   13.0%           -1.7%
          Russell 2000 Index (Small-caps)                 -4.6    17.1             5.7
          Dow Jones Wilshire 5000 Index                   -2.2    13.8            -1.2
Stocks    (Entire market)
          MSCI All Country World Index
          ex USA (International)                          -0.5    25.3            -0.1
---------------------------------------------------------------------------------------
          Lehman Aggregate Bond Index                     0.3%    4.8%            7.3%
          (Broad taxable market)
Bonds     Lehman Municipal Bond Index                      0.1     5.8             6.1
          Citigroup 3-Month Treasury Bill Index            0.5     1.0             3.1
=======================================================================================
CPI       Consumer Price Index                            2.3%    3.0%            2.6%
---------------------------------------------------------------------------------------

*Annualized

unexpectedly strong job growth suggested that the economic expansion—and inflation—might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%.

Prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than

2

government issues. As expected, the yield of the 3-month U.S. Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

REIT RETURNS WERE POSITIVE—BUT MORE SUBDUED—FOR THE PERIOD

Although rising interest rates put a damper on interest-rate-sensitive investments such as REITs during the half-year, your fund still posted small but respectable gains. As noted earlier, the return of the fund’s Investor Shares matched that of the Morgan Stanley REIT Index, which does not incur operating or transaction costs or hold cash. (The Target REIT Composite reflects an adjustment for cash, which the fund holds for liquidity purposes.) All but one of the fund’s top ten holdings posted positive returns for the period.

The fund’s progress over the six months can be divided into two phases. In the first three months of the period, as infla-tion and interest rate concerns spun through the markets, the fund returned

The REIT Index Fund’s six-month return of 1.3% resulted from an –8.4% return in the first three months of the period and a 10.6% gain in the final three months, as markets acclimated to the inevitability of higher interest rates.

–8.4%. However, as the markets digested the certainty of higher interest rates in the second half of the period, the fund gained 10.6%.

With the economy showing signs of improvement, office REITs posted strong results, as investors anticipated corporate job growth and rising demand for office space, especially in major metropolitan markets. A number of retail REITs also profited, aided by strengthening consumer confidence and spending. Apartment REITs, still enduring an exodus of renters who rushed to buy homes before mortgage interest rates crept higher, recorded modest-to-strong gains nevertheless. Indeed, a number of apartment REITs, including AvalonBay Communities and Equity Residential, were among the leading contributors to the fund’s return.

DISCIPLINE AND DIVERSIFICATION HAVE THEIR REWARDS

Successful investing is a journey. The key to reaching the destination you envision—whether it is retirement, a child’s college education, or some other goal—is to carefully choose a diversified mix of stock, bond, and money market mutual funds that fits your goals and risk tolerance.

3

Making that choice, and then sticking diligently to your plan, allows you to participate in the rewards offered by each asset class while helping to mitigate the slumps that are sure to occur in each.

Although Vanguard REIT Index Fund’s returns have been excellent over the past few years, it is important to maintain realistic expectations and to not expect that such results will continue indefinitely. That said, the fund can play a useful role as a small part of a well-balanced portfolio. Modest exposure to the real estate sector can add diversification to the stock portion of your investments, which may enhance your overall portfolio’s long-term return prospects.

Thank you for entrusting your hard-earned money to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 12, 2004

-----------------------------------------------------------------------------------------------
Your Fund's Performance at a Glance                         January 31, 2004-July 31, 2004
                                                                Distributions Per Share
                                                         --------------------------------------
                                  Starting         Ending       Income   Capital     Return of
                               Share Price    Share Price   Dividends*     Gains       Capital
-----------------------------------------------------------------------------------------------
REIT Index Fund
Investor Shares                     $15.83         $15.71       $0.330    $0.000        $0.000
Admiral Shares                       67.56          67.02        1.429     0.000         0.000
Institutional Shares                 10.46          10.37        0.223     0.000         0.000
-----------------------------------------------------------------------------------------------

*The return of capital distribution is determined after the end of the fund’s fiscal year. Consequently, part of the income dividend may be eventually classified as a return of capital.

4

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both its unmanaged target index and a broad market index. Key terms are defined on page 6.

REIT INDEX FUND

-------------------------------------------------------------
Portfolio Characteristics
                                            Target     Broad
                                     Fund   Index*   Index**
-------------------------------------------------------------
Number of Stocks                      121      121     5,050
Median Market Cap                   $2.9B    $2.9B    $25.9B
Price/Earnings Ratio                28.9x    28.9x     21.1x
Price/Book Ratio                     2.0x     2.0x      2.7x
Yield                                         5.5%      1.6%
Investor Shares                     5.3%+
Admiral Shares                      5.3%+
Institutional Shares                5.3%+
Return on Equity                     9.4%     9.4%     15.8%
Earnings Growth Rate                -2.2%    -2.2%      6.9%
Foreign Holdings                     0.0%     0.0%      0.9%
Turnover Rate                       12%++       --        --
Expense Ratio                                   --        --
Investor Shares                   0.24%++
Admiral Shares                    0.18%++
Institutional Shares              0.15%++
Short-Term Reserves                    2%       --        --
-------------------------------------------------------------

---------------------------------------------------
Volatility Measures
                           Target            Broad
                    Fund   Index*   Fund   Index**
---------------------------------------------------
R-Squared           1.00     1.00   0.16      1.00
Beta                0.98     1.00   0.35      1.00
---------------------------------------------------

----------------------------------------------------------
Fund Allocation by REIT Type (% of portfolio)

Retail                                                27%
Apartments                                             16
Office                                                 17
Industrial                                             15
Diversified                                            12
Health Care                                             6
Hotels                                                  5
Short-Term Reserves                                     2
----------------------------------------------------------

----------------------------------------------------
Ten Largest Holdings (% of total net assets)
Simon Property Group, Inc. REIT                4.8%
Equity Office Properties Trust REIT             4.7
Equity Residential REIT                         3.7
Vornado Realty Trust REIT                       3.3
General Growth Properties Inc. REIT             3.0
ProLogis REIT                                   2.8
Public Storage, Inc. REIT                       2.7
Archstone-Smith Trust REIT                      2.6
Boston Properties, Inc. REIT                    2.6
Kimco Realty Corp. REIT                         2.4
----------------------------------------------------
Top Ten                                       32.6%
----------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

  *Morgan Stanley REIT Index.
**Dow Jones Wilshire 5000 Index.
  †This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
†† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

5

GLOSSARY OF INVESTMENT TERMS

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.     A snapshot of a fund’s income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

6

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

REIT INDEX FUND

FISCAL-YEAR TOTAL RETURNS(%) MAY 31, 1996-JULY31, 2004

*Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 15 –17 for information on dividends, capital gains, and return of capital.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
  Securities and Exchange Commission rules require that we provide this information.

                                                                        Since Inception
                                                   One      Five  ----------------------------
                               Inception Date     Year     Years   Capital    Income     Total
----------------------------------------------------------------------------------------------
REIT Index Fund*
Investor Shares                     5/13/1996   25.73%    13.94%     6.74%     5.76%    12.50%
Admiral Shares                     11/12/2001    25.73   18.70**        --        --        --
Institutional Shares                12/2/2003   6.26**        --        --        --        --

  *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

7

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”
• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a

------------------------------------------------------------------------------------
Six Months Ended July 31, 2004
                                        Beginning             Ending       Expenses
Account Value                                          Account Value    Paid During
REIT Index Fund                         1/31/2004          7/31/2004        Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return
Investor Shares                         $1,000.00          $1,013.01          $1.20
Admiral Shares                           1,000.00           1,012.89           0.90
Institutional Shares                     1,000.00           1,012.44           0.75
Based on Hypothetical 5% Return
Investor Shares                         $1,000.00          $1,048.81          $1.22
Admiral Shares                           1,000.00           1,049.10           0.92
Institutional Shares                     1,000.00           1,049.25           0.76
------------------------------------------------------------------------------------

*Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the expenses during the

8

period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the

----------------------------------------------------------------------------
Annualized Expense Ratios:
Your fund compared with its peer group
                                                                    Average
                           Investor    Admiral  Institutional   Real Estate
                             Shares     Shares         Shares          Fund
----------------------------------------------------------------------------
REIT Index Fund               0.24%      0.18%          0.15%        1.66%*
----------------------------------------------------------------------------

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

prospectus.     If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

9

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share. At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

-------------------------------------------------------------------------------------
                                                                              Market
                                                                              Value^
REIT Index Fund                                       Shares                   (000)
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.0%)
-------------------------------------------------------------------------------------
    Simon Property
    Group, Inc. REIT                               4,301,418               $ 221,996
    Equity Office Properties
    Trust REIT                                     8,342,420                 216,486
    Equity Residential REIT                        5,791,512                 171,139
    Vornado Realty Trust REIT                      2,598,212                 150,930
    General Growth
    Properties Inc. REIT                           4,503,781                 135,474
    ProLogis REIT                                  3,748,793                 127,609
    Public Storage, Inc. REIT                      2,657,083                 125,228
    Archstone-Smith Trust REIT                     4,048,628                 119,151
    Boston Properties, Inc. REIT                   2,234,249                 118,192
    Kimco Realty Corp. REIT                        2,295,521                 110,415
    Rouse Co. REIT                                 2,128,126                 103,853
   *Host Marriott Corp. REIT                       7,170,447                  92,857
    Duke Realty Corp. REIT                         2,936,667                  90,332
    AvalonBay Communities, Inc.
    REIT                                           1,479,985                  86,135

    Developers Diversified
    Realty Corp. REIT                              2,103,489                  75,473
    Health Care Properties
    Investors REIT                                 2,728,919                  68,114
    Liberty Property Trust REIT                    1,750,381                  67,215
    Apartment Investment &
    Management Co.
    Class A REIT                                   1,945,569                  62,200
    AMB Property Corp. REIT                        1,707,679                  60,008
    Chelsea Property Group REIT                      912,470                  59,420
    The Macerich Co. REIT                          1,211,479                  58,030
    Hospitality Properties Trust
    REIT                                           1,388,853                  55,387
    Weingarten Realty
    Investors REIT                                 1,769,495                  54,500
    Regency Centers Corp. REIT                     1,255,946                  53,378
    Catellus Development Corp.
    REIT                                           2,128,881                  53,222

10

-------------------------------------------------------------------------------------
                                                                              Market
                                                                              Value^
REIT Index Fund                                       Shares                   (000)
-------------------------------------------------------------------------------------
    United Dominion Realty Trust
    REIT                                           2,643,300               $  51,254
    Mack-Cali Realty Corp. REIT                    1,251,883                  51,202
    Mills Corp. REIT                               1,108,827                  50,562
    Trizec Properties, Inc. REIT                   3,136,118                  50,335
    New Plan Excel Realty Trust
    REIT                                           2,070,216                  49,168
    Federal Realty
    Investment Trust REIT                          1,066,006                  44,985
    Ventas, Inc. REIT                              1,734,132                  44,255
    Pan Pacific Retail
    Properties, Inc. REIT                            832,877                  42,144
    Arden Realty Group, Inc. REIT                  1,354,036                  41,163
    SL Green Realty Corp. REIT                       798,423                  39,203
    Reckson Associates
    Realty Corp. REIT                              1,380,930                  38,266
    Camden Property Trust REIT                       822,941                  37,032
    CenterPoint Properties Corp.
    REIT                                             964,672                  37,024
    HRPT Properties Trust REIT                     3,664,394                  36,900
    BRE Properties Inc.
    Class A REIT                                   1,035,840                  35,892
    Shurgard Storage Centers, Inc.
    Class A REIT                                     950,227                  35,158
    Healthcare Realty Trust Inc.
    REIT                                             971,092                  35,076
    CBL & Associates
    Properties, Inc. REIT                            635,156                  34,997
    CarrAmerica Realty Corp. REIT                  1,123,464                  34,254
    Health Care Inc. REIT                          1,061,139                  34,243
    Realty Income Corp. REIT                         818,985                  33,185
    Cousins Properties, Inc. REIT                  1,012,954                  32,546
    Crescent Real Estate, Inc. REIT                2,054,632                  32,278
    Prentiss Properties Trust REIT                   919,673                  31,508
    First Industrial Realty Trust REIT               852,100                  31,221
    Essex Property Trust, Inc. REIT                  473,023                  31,172
    American Financial
    Realty Trust REIT                              2,266,612                  30,033
    Heritage Property
    Investment Trust REIT                            965,989                  26,526
    Nationwide Health
    Properties, Inc. REIT                          1,374,295                  26,249
    Equity One, Inc. REIT                          1,453,503                  26,236
    Pennsylvania REIT                                740,239                  25,812
    Brandywine Realty Trust REIT                     944,014                  25,772
    Highwood Properties, Inc. REIT                 1,108,736                  25,723
    Home Properties, Inc. REIT                       676,571                  25,439
    Washington REIT                                  863,394                  24,123
    Alexandria Real Estate
    Equities, Inc. REIT                              400,579                  24,071
    Taubman Co. REIT                               1,027,630                  23,738
    Post Properties, Inc. REIT                       822,062                  23,009

    Senior Housing
    Properties Trust REIT                          1,312,103                  21,912
    Maguire Properties, Inc. REIT                    881,684                  21,822
    Capital Automotive REIT                          748,169                  21,689
    Colonial Properties Trust REIT                   558,573                  21,226
    Kilroy Realty Corp. REIT                         587,026                  20,781
    Gables Residential Trust REIT                    604,948                  19,994
    Lexington Corporate
    Properties Trust REIT                            995,237                  19,467
    Commercial Net Lease
    Realty REIT                                    1,067,749                  18,152
    PS Business Parks, Inc. REIT                     450,753                  18,120
    Entertainment Properties Trust
    REIT                                             507,190                  17,934
    Corporate Office
    Properties Trust, Inc. REIT                      702,275                  17,789
    Summit Properties, Inc. REIT                     650,431                  16,781
    Glimcher Realty Trust REIT                       734,143                  15,902
    Keystone Property Trust REIT                     638,462                  15,170
    AMLI Residential
    Properties Trust REIT                            523,158                  15,104
    Mid-America Apartment
    Communities, Inc. REIT                           420,955                  15,091
    Manufactured Home
    Communities, Inc. REIT                           473,426                  15,003
    Sun Communities, Inc. REIT                       393,945                  14,816
    LaSalle Hotel Properties REIT                    573,038                  14,750
    EastGroup Properties, Inc. REIT                  433,263                  14,051
   *FelCor Lodging Trust, Inc. REIT                1,228,670                  14,007
    Glenborough Realty Trust, Inc.
    REIT                                             660,044                  12,066
    CRT Properties, Inc. REIT                        554,778                  11,983
    Sovran Self Storage, Inc. REIT                   307,413                  11,925
    Getty Realty Holding Corp. REIT                  510,146                  11,917
    Tanger Factory Outlet
    Centers, Inc. REIT                               281,076                  11,145
    Cornerstone Realty
    Income Trust, Inc. REIT                        1,153,560                  10,117
    Saul Centers, Inc. REIT                          333,713                  10,011
    Parkway Properties Inc. REIT                     227,230                   9,975
    Bedford Property
    Investors, Inc. REIT                             338,281                   9,468
    Omega Healthcare
    Investors, Inc. REIT                             958,408                   9,344
    Ramco-Gershenson
    Properties Trust REIT                            347,709                   8,940
    Town & Country Trust REIT                        360,211                   8,800
    Highland Hospitality Corp. REIT                  826,600                   8,588
    Acadia Realty Trust REIT                         601,850                   8,528
    Equity Inns, Inc. REIT                           939,401                   8,520
    Investors Real Estate Trust REIT                 861,276                   8,509
    Innkeepers USA Trust REIT                        778,037                   8,162

11

-------------------------------------------------------------------------------------
                                                                              Market
                                                                              Value^
REIT Index Fund                                       Shares                   (000)
-------------------------------------------------------------------------------------
    Kramont Realty Trust REIT                        498,162               $   7,921
    Price Legacy Corp. REIT                          424,167                   7,766
    U.S. Restaurant Properties, Inc.
    REIT                                             466,471                   7,086
    Universal Health Realty
    Income REIT                                      242,805                   6,905
    Winston Hotels, Inc. REIT                        544,881                   5,994
    Correctional Properties Trust
    REIT                                             226,941                   5,878
    First Potomac REIT                               293,200                   5,805
    Urstadt Biddle Properties
    Class A REIT                                     385,167                   5,223
    Cedar Shopping Centers, Inc.
    REIT                                             340,600                   4,213
    National Health Realty Inc. REIT                 200,127                   3,966
    Mission West
    Properties Inc. REIT                             372,426                   3,799
    One Liberty Properties, Inc. REIT                193,942                   3,578
    Associated Estates
    Realty Corp. REIT                                405,803                   3,522
    Hersha Hospitality Trust REIT                    338,965                   3,356
    * Boykin Lodging Co. REIT                        359,995                   3,031
    American Land Lease, Inc. REIT                   149,395                   2,840
    Monmouth Real Estate
    Investment Corp. REIT                            337,915                   2,683
    Sizeler Property
    Investors, Inc. REIT                             273,236                   2,527
    Windrose Medical
    Properties Trust REIT                            206,047                   2,514
    United Mobile Homes, Inc. REIT                   174,531                   2,485

------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,648,811)                                                          4,487,149
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.6%)
------------------------------------------------------------------------------------
Vanguard Market
Liquidity Fund,
1.33%**--Note E
(Cost $166,106)                                  166,106,000                 166,106
------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
(Cost $3,814,917)                                                          4,653,255
------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
------------------------------------------------------------------------------------
Other Assets--Note B                                                           16,756
Liabilities--Note E                                                          (91,629)
                                                                             (74,873)
------------------------------------------------------------------------------------
NET ASSETS (100%)                                                         $4,578,382
====================================================================================

  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
   7-day yield.

--------------------------------------------------------------
                                                       Amount
                                                        (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------
Paid-in Capital                                    $3,763,037
Overdistributed Net Investment Income                   (298)
Accumulated Net Realized Losses                      (22,695)
Unrealized Appreciation                               838,338
--------------------------------------------------------------
NET ASSETS                                         $4,578,382
==============================================================

Investor Shares--Net Assets
Applicable to 231,702,814 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                          $3,639,018
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INVESTOR SHARES                                        $15.71
==============================================================

Admiral Shares--Net Assets
Applicable to 11,791,196 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                            $790,202
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
ADMIRAL SHARES                                         $67.02
==============================================================

Institutional Shares--Net Assets
Applicable to 14,379,886 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                            $149,162
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INSTITUTIONAL SHARES                                   $10.37
==============================================================

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                REIT Index Fund
                                                 Six Months Ended July 31, 2004
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                              $100,793
Interest                                                                    438
Security Lending                                                             73
--------------------------------------------------------------------------------
Total Income                                                            101,304
--------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                                 31
Management and Administrative
Investor Shares                                                           3,720
Admiral Shares                                                              583
Institutional Shares                                                         72
Marketing and Distribution
Investor Shares                                                             279
Admiral Shares                                                               67
Institutional Shares                                                          6
Custodian Fees                                                               64
Shareholders' Reports
Investor Shares                                                              42
Admiral Shares                                                               --
Institutional Shares                                                         --
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
Total Expenses                                                            4,866
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    96,438
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
SECURITIES SOLD                                                          13,355
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES                                (72,176)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $ 37,617
================================================================================

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-------------------------------------------------------------------------------
                                                            REIT Index Fund
                                                   ----------------------------
                                                     Six Months           Year
                                                          Ended          Ended
                                                  July 31, 2004  Jan. 31, 2004
                                                          (000)          (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------
Operations
Net Investment Income                                  $ 96,438      $ 120,782
Realized Net Gain (Loss)                                 13,355         25,750
Change in Unrealized Appreciation (Depreciation)       (72,176)        947,256
-------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                37,617      1,093,788
-------------------------------------------------------------------------------
Distributions
Net Investment Income
Investor Shares                                        (75,160)      (120,313)
Admiral Shares                                         (16,069)       (26,996)
Institutional Shares                                    (2,540)          (406)
Realized Capital Gain
Investor Shares                                              --             --
Admiral Shares                                               --             --
Institutional Shares                                         --             --
Return of Capital
Investor Shares                                              --       (18,118)
Admiral Shares                                               --        (4,012)
Institutional Shares                                         --           (60)
-------------------------------------------------------------------------------
Total Distributions                                    (93,769)      (169,905)
-------------------------------------------------------------------------------
Capital Share Transactions--Note F
Investor Shares                                         305,043        891,693
Admiral Shares                                           62,488        248,406
Institutional Shares                                     89,053         59,922
-------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
Share Transactions                                      456,584      1,200,021
-------------------------------------------------------------------------------
Total Increase (Decrease)                               400,432      2,123,904
-------------------------------------------------------------------------------
Net Assets
Beginning of Period                                   4,177,950      2,054,046
-------------------------------------------------------------------------------
End of Period                                        $4,578,382     $4,177,950
===============================================================================

15

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

REIT Index Fund Investor Shares
----------------------------------------------------------------------------------------------

                                       Six Months              Year Ended January 31,
For a Share Outstanding                     Ended --------------------------------------------
Throughout Each Period              July 31, 2004      2004     2003    2002      2001    2000
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $15.83    $11.52   $12.10  $11.61    $ 9.91  $10.81
----------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                         .34      .579     .606    .631      .642    .660
Net Realized and Unrealized Gain
(Loss) on Investments*                      (.13)     4.511   (.426)    .669     1.878  (.780)
----------------------------------------------------------------------------------------------
Total from Investment Operations              .21     5.090     .180   1.300     2.520  (.120)
----------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income        (.33)    (.678)   (.667)  (.631)    (.644)  (.670)
Distributions from Realized
Capital Gains                                  --        --       --      --        --      --
Return of Capital                              --    (.102)   (.093)  (.179)    (.176)  (.110)
----------------------------------------------------------------------------------------------
Total Distributions                         (.33)    (.780)   (.760)  (.810)    (.820)  (.780)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.71    $15.83   $11.52  $12.10    $11.61  $ 9.91
==============================================================================================

Total Return**                              1.30%    45.39%    1.20%  11.59%    26.13%  -1.04%
==============================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)       $3,639    $3,383   $1,734  $1,270    $1,092    $888
Ratio of Total Expenses
to Average Net Assets                      0.24%+     0.24%    0.27%   0.28%     0.33%   0.33%
Ratio of Net Investment Income
to Average Net Assets                      4.41%+     4.10%    4.90%   5.35%     5.73%   5.98%
Portfolio Turnover Rate++                    12%+        7%      12%     10%       14%     12%
==============================================================================================

  *Includes increases from redemption fees of $.01, $.00, $.01, $.00, $.00, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
  †Annualized.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

15

FINANCIAL HIGHLIGHTS (CONTINUED)

REIT Index Fund Admiral Shares
--------------------------------------------------------------------------------------------

                                                   Six Months      Year Ended      Nov. 12,
                                                        Ended      January 31,     2001* to
                                                     July 31,  ------------------- Jan. 31,
For a Share Outstanding Throughout Each Period           2004     2004      2003       2002
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $67.56   $49.14    $51.65     $50.00
--------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                                   1.470    2.508     2.619       .494
Net Realized and Unrealized
 Gain (Loss) on Investments**                          (.581)   19.279   (1.854)      2.401
--------------------------------------------------------------------------------------------
Total from Investment Operations                         .889   21.787      .765      2.895
--------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                  (1.429)  (2.931)   (2.878)     (.970)
Distributions from Realized Capital Gains                  --       --        --         --
Return of Capital                                          --   (.436)    (.397)     (.275)
--------------------------------------------------------------------------------------------
Total Distributions                                   (1.429)  (3.367)   (3.275)    (1.245)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $67.02   $67.56    $49.14     $51.65
============================================================================================

Total Return+                                           1.29%   45.57%     1.19%      5.78%
============================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                     $790     $733      $320       $166
Ratio of Total Expenses to Average Net Assets         0.18%++    0.18%     0.21%    0.23%++
Ratio of Net Investment Income to
Average Net Assets                                    4.47%++    4.16%     4.99%    5.27%++
Portfolio Turnover Rate++                               12%++       7%       12%        10%
============================================================================================

  *Inception.
**Includes increases from redemption fees of $.03, $.01, $.03, and $.01.
  †Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
††Annualized.
‡ Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

16

REIT Index Fund Institutional Shares
-----------------------------------------------------------------------------
                                                        Six Months   Dec. 2,
                                                             Ended  2003* to
                                                          July 31,  Jan. 31,
For a Share Outstanding Throughout Each Period                2004      2004
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.46    $10.00
-----------------------------------------------------------------------------
Investment Operations
Net Investment Income                                         .229      .065
Net Realized and Unrealized Gain (Loss) on Investments      (.096)      .575
-----------------------------------------------------------------------------
Total from Investment Operations                              .133      .640
-----------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                        (.223)    (.157)
Distributions from Realized Capital Gains                       --        --
Return of Capital                                               --    (.023)
-----------------------------------------------------------------------------
Total Distributions                                         (.223)    (.180)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.37    $10.46
=============================================================================

Total Return**                                               1.24%     6.49%
=============================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          $149       $63
Ratio of Total Expenses to Average Net Assets               0.15%+    0.15%+
Ratio of Net Investment Income to Average Net Assets        4.50%+    4.19%+
Portfolio Turnover Rate++                                     12%+        7%
=============================================================================

  *Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
  †Annualized.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions Distributions to shareholders are recorded on the ex-dividend date.

5.	Other Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard® Market Liquidity Fund and is accrued daily. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the fund had contributed capital of $643,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in

18

different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2004, the fund realized $25,729,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2004, the fund had available realized losses of $10,321,000 to offset future net capital gains of $5,986,000 through January 31, 2008, and $4,335,000 through January 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2004, net unrealized appreciation of investment securities for tax purposes was $838,338,000, consisting of unrealized gains of $921,810,000 on securities that had risen in value since their purchase and $83,472,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended July 31, 2004, the fund purchased $742,660,000 of investment securities and sold $304,229,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at July 31, 2004, was $74,998,000, for which the fund held cash collateral of $76,759,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------
                                               Six Months Ended             Year Ended
                                                 July 31, 2004           January 31, 2004
                                             --------------------     ----------------------
                                                Amount     Shares        Amount       Shares
                                                 (000)      (000)         (000)        (000)
---------------------------------------------------------------------------------------------
Investor Shares
Issued                                         $767,219    48,676    $1,253,610       89,871
Issued in Lieu of Cash Distributions             65,437     4,094       122,986        8,894
Redeemed*                                     (527,613)  (34,729)     (484,903)     (35,699)
Net Increase (Decrease)--Investor Shares        305,043    18,041       891,693       63,066
Admiral Shares
Issued                                          214,488     3,207       375,481        6,421
Issued in Lieu of Cash Distributions             11,785       173        23,399          395
Redeemed*                                     (163,785)   (2,434)     (150,474)      (2,482)
Net Increase (Decrease)--Admiral Shares          62,488       946       248,406        4,334
Institutional Shares
Issued                                           86,978     8,193        59,643        5,962
Issued in Lieu of Cash Distributions              2,075       197           279           28
Redeemed*                                            --        --            --           --
Net Increase (Decrease)--Institutional Shares    89,053     8,390        59,922        5,990
---------------------------------------------------------------------------------------------

*Net of redemption fees of $1,998,000 and $864,000, respectively (fund totals).

19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
John J. Brennan*      Chairman of the      Chairman of the Board, Chief Executive
(1954)                Board, Chief         Officer, and Director/Trustee of The
May 1987              Executive Officer,   Vanguard Group, Inc., and of each of the
                      and Trustee          investment companies served by The
                      (131)                Vanguard Group.

------------------------------------------------------------------------------------------
INDEPENDENT           TRUSTEES
Charles D. Ellis      Trustee              The Partners of `63 (pro bono ventures
(1937)                (131)                in education); Senior Advisor to Greenwich);
January 2001                               Associates (international business
                                           strategy consulting Successor Trustee of Yale
                                           University; Overseer of the Stern School
                                           Trustee of Business at New York
                                           University; of the Whitehead
                                           Institute Biomedical Research.

------------------------------------------------------------------------------------------
Rajiv L. Gupta        Trustee              Chairman and Chief Executive Officer
(1945)                (131)                (since October 1999), Vice Chairman
December 2001                              (January-September 1999), and Vice
                                           President (prior to September 1999) of
                                           Rohm and Haas Co. (chemicals); Director
                                           of Technitrol, Inc. (electronic
                                           components), and Agere Systems
                                           (communications components); Board
                                           Member of the American Chemistry
                                           Council; Trustee of Drexel University.

------------------------------------------------------------------------------------------
Joann Heffernan       Trustee              Vice President, Chief Information
Heisen                (131)                Officer, and Member of the Executive
(1950)                                     Committee of Johnson & Johnson
July 1998                                  (pharmaceuticals/consumer products);
                                           Director of the University Medical Center
                                           at Princeton and Women's Research and
                                           Education Institute.

------------------------------------------------------------------------------------------
Burton G. Malkiel     Trustee              Chemical Bank Chairman's Professor
(1932)                (129)                of Economics, Princeton University;
May 1977                                   Director of Vanguard Investment Series
                                           plc (Irish invest-ent fund) (since
                                           November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management
                                           firm) (since November 2001), Prudential
                                           Insurance Co. of America, BKF Capital
                                           (investment management), The Jeffrey Co.
                                           (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.  Trustee             Chairman, President, Chief
(1941)                 (131)               Executive Officer, and Director of NACCO
January 1993                               Industries, Inc. (forklift trucks/
                                           housewares/lignite); Director of Goodrich
                                           Corporation (industrial products/aircraft
                                           systems and services); Director of
                                           Standard Products Company (supplier
                                           for the automotive industry)
                                           until 1998.

------------------------------------------------------------------------------------------
J. Lawrence Wilson     Trustee             Retired Chairman and Chief
(1936)                 (131)               Executive Officer of Rohm and Haas Co.
April 1985                                 (chemicals); Director of Cummins Inc.
                                           (diesel engines), MeadWestvacoCorp.
                                           (paper products), and
                                           AmerisourceBergen Corp.
                                           (pharmaceutical distribution);
                                           Trustee of Vanderbilt University.

------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton      Secretary           Managing Director and General
(1951)                 (131)               Counsel of The Vanguard Group, Inc.;
June 2001                                  Secretary of The Vanguard Group and
                                           of each of the investmentcompanies
                                           served by The Vanguard Group.

------------------------------------------------------------------------------------------
Thomas J. Higgins      Treasurer           Principal of The Vanguard
(1957)                 (131)               Group, Inc.; Treasurer of each of
July 1998                                  the investment companies served by
                                           The Vanguard Group.

------------------------------------------------------------------------------------------

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

-----------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.        Michael S. Miller, Planning and Development.
James H. Gately, Investment Programs and Services.  Ralph K. Packard, Finance.
Kathleen C. Gubanich, Human Resources.              George U. Sauter, Chief Investment Officer.
F. William McNabb, III, Client Relationship Group.
-----------------------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
-----------------------------------------------------------------------------------------------

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral , and the ship logo are trademarks of The Vanguard Group, Inc.
All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1232 092004

Vanguard® Dividend Growth Fund

July 31, 2004

semiannual report

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letter from Vanguard’s chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that the opinions expressed by Vanguard’s investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change—and in the financial markets you can be certain only of change—an investment manager’s job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

CONTENTS
    1    LETTER FROM THE CHAIRMAN
    5    REPORT FROM THE ADVISOR
    8    FUND PROFILE
    9    GLOSSARY OF INVESTMENT TERMS
   10    PERFORMANCE SUMMARY
   11    ABOUT YOUR FUND'S EXPENSES
   13    FINANCIAL STATEMENTS
   21    ADVANTAGES OF VANGUARD.COM

Summary

* The broad U.S. stock market declined in the six-month period ended July 31, 2004. Global tensions, rising interest rates, and
  Inflation prospects hurt the performance of many stocks.

* Vanguard Dividend Growth Fund returned –0.9% during the first half of its 2005 fiscal year. However, the fund’s return topped the average return of competing mutual funds and the return of the fund’s benchmark index.

* Most of the 11 sectors in which the fund was invested posted losses.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

For its fiscal half-year ended July 31, 2004, Vanguard Dividend Growth Fund posted a total return of –0.9%, reflecting the wide-ranging malaise that affected the U.S. stock market in the final months of the period. Nonetheless, the fund outpaced its unmanaged benchmark index, its average mutual fund peer, and the broad-based Dow Jones Wilshire 5000 Composite Index.

------------------------------------------------------------------------------------------------
Total Returns                                                                   Six Months Ended
                                                                                   July 31, 2004
------------------------------------------------------------------------------------------------
Vanguard Dividend Growth Fund                                                              -0.9%
Russell 1000 Index                                                                          -2.2
Average Large-Cap Core Fund*                                                                -3.4
Dow Jones Wilshire 5000 Index                                                               -2.2
------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for the fund and its comparative standards. Details on changes in the fund’s net asset value and per-share distributions can be found in the table on page 4.

STOCK PRICES DECLINED MODESTLY

Stocks meandered downward during the six-month period, with each piece of good news seemingly accompanied by bad. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned –2.2%. Strong corporate earnings growth provided some support for stock prices, but the prospect of higher inflation and general economic uncertainty exerted a stronger influence.

Returns of larger stocks outpaced those of small-capitalization stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest local-currency gains, but a strengthening greenback transformed gains into losses for U.S. dollar-based investors.

1

BONDS FOLLOWED THE ECONOMY’S LEAD

The bond market was especially attuned to the economy’s fits and starts. Prices rose early in the period, but dropped sharply (boosting yields) as unexpectedly strong job growth suggested that the economic expansion—and inflation—might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%.

------------------------------------------------------------------------------------------------
Market Barometer                                                                   Total Returns
                                                                     Periods Ended July 31, 2004
                                                   ---------------------------------------------
                                                            Six              One            Five
                                                         Months             Year          Years*
------------------------------------------------------------------------------------------------
Stocks       Russell 1000 Index (Large-caps)              -2.2%            13.0%           -1.7%
             Russell 2000 Index (Small-caps)               -4.6             17.1             5.7
             Dow Jones Wilshire 5000 Index                 -2.2             13.8            -1.2
             (Entire market)
             MSCI All Country World Index
             ex USA (International)                        -0.5             25.3            -0.1
------------------------------------------------------------------------------------------------
Bonds        Lehman Aggregate Bond Index                   0.3%             4.8%            7.3%
             (Broad taxable market)
             Lehman Municipal Bond Index                    0.1              5.8             6.1
             Citigroup 3-Month Treasury Bill Index          0.5              1.0             3.1
------------------------------------------------------------------------------------------------
CPI          Consumer Price Index                          2.3%             3.0%            2.6%
------------------------------------------------------------------------------------------------
*Annualized.

Prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than government issues. As expected, the yield of the 3-month U.S. Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

STOCK MARKET DOLDRUMS HURT YOUR FUND’S BOTTOM LINE

Following an excellent 2004 fiscal-year return, the fund’s 2005 campaign began with a small loss, largely the result of economic forces that affected stocks across the board. However, advisor Wellington Management Company’s strategy of focusing on stocks with strong dividend-payment records and increasing per-share dividends helped the Dividend Growth Fund to avoid losses of the magnitude seen by its benchmark index and average peer. Roughly one-third of the fund’s holdings raised their dividends during the six months.

2

Returns from 7 of the 11 sectors in which the fund was invested were negative; these losing sectors collectively represented some 80% of fund assets. Among the poor performers were financial services and health care, which together accounted for about 33% of fund assets on July 31. Financial services stocks were hurt primarily by rising interest rates. Notable detractors included large fund holdings such as Citigroup, Merrill Lynch, and XL Capital. The losses in health care stocks were mainly the result of increased competition and disappointing clinical-trial results among drugmakers. In this sector, a majority of the fund’s holdings posted losses—notably, Pfizer, Wyeth, and Guidant. Other major sectors that ended the period with below-market returns were consumer staples and producer durables.

The advisor’s emphasis on stocks with strong dividend-payment records and rising dividends helped the fund avoid the sorts of losses seen by its benchmark index and average peer.

There were a few bright spots in the portfolio. Energy-related holdings posted strong gains, as companies that outstanding results. Utilities also showed a small gain, led by Verizon Communications. Auto & transportation stocks, a relatively small fund component, also rose on an excellent result from FedEx.

The Report from the Advisor on page 5 provides more details about the fund’s positioning and performance during the six-month period.

DISCIPLINE AND DIVERSIFICATION HAVE THEIR REWARDS

Successful investing is a journey. The key to reaching the destination you envision—whether it is retirement, a child’s college education, or some other goal—is to carefully choose a diversified mix of stock, bond, and money market mutual funds that fits your goals and risk tolerance. Making that choice, and then sticking to your plan, allows you to participate in the rewards offered by each asset class while helping to mitigate the slumps that are sure to occur in each.

3

Vanguard Dividend Growth Fund can play a useful role as part of a diversified stock portfolio. For investors seeking to benefit from the potential of stocks with rising dividends, the fund can be a vehicle for long-term growth.

Thank you for entrusting your hard-earned money to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 13, 2004

-------------------------------------------------------------------------------------------
Your Fund's Performance at a Glance                          January 31, 2004-July 31, 2004

                                                                  Distributions Per Share
                                                            -------------------------------
                                       Starting          Ending         Income     Capital
                                    Share Price     Share Price      Dividends       Gains
-------------------------------------------------------------------------------------------
Dividend Growth Fund                     $11.33          $11.14          $0.09       $0.00
-------------------------------------------------------------------------------------------

4

REPORT FROM THE ADVISOR

Vanguard Dividend Growth Fund posted a return of –0.9% for the fiscal half-year ended July 31, 2004. This result was better than both the –2.2% return of the Russell 1000 Index and the –3.4% average return of competing large-cap core funds.

THE INVESTMENT ENVIRONMENT

U.S. stocks began the period strongly, as economic strength was confirmed early in the half-year with positive reports on U.S. manufacturing orders and factory employment, annualized first-quarter growth of 4.5% in gross domestic product (GDP), and solid monthly jobs reports.

Optimism about the recovery faded, however, as investors questioned the sustainability of corporate earnings growth and continued economic growth in light of rising energy prices and the widely anticipated increase in the Federal Reserve’s target federal funds rate. Additional concerns surrounded weaker job growth and consumer spending (which represents two-thirds of the domestic economy), as well as the potential for a slowdown in mortgage refinancings. Geopolitical instability, uncertainty surrounding a U.S. election year, and continued terror threats also tested investor conviction during the period.

Investment Philosophy

The advisor believes that the fund can provide current income and long-term growth of capital and income by investing in a diversified portfolio of stocks that have excellent prospects for maintaining dividend payments and increasing earnings and dividends over time.

Corporate earnings were strong across the board, with considerable growth in the materials & processing, energy, and financial services sectors. The performance of energy stocks benefited from continued strength in oil and gas prices, spurred by the unique combination of strong demand and extreme supply disruptions. The producer durables sector also performed well in the period as business spending showed signs of recovery. Despite solid credit fundamentals and recovering corporate loan activity, the financial services sector suffered as investors mulled the potential negative impact of rising interest rates on profits.

5

THE FUND’S SUCCESSES

The fund’s holdings within the technology, producer durables, and health care sectors made positive contributions to relative return in the period. Individual stocks that performed well included Apple Computer, ConocoPhillips, C.R. Bard, Total, FedEx, Boeing, General Dynamics, McDonald’s, Parker Hannifin, and Becton, Dickinson.

Companies whose stocks accounted for almost 35% of the fund’s assets increased their dividends during the period. The most notable increase came from Microsoft, which announced in July that it would double its regular dividend as part of a larger cash-distribution program for shareholders. Several holdings resumed growth in their dividends during the period, signaling their managements’ confidence in the strength of future cash flows: Boeing raised its dividend for the first time since 2000, Omnicom raised its dividend for the first time since 2001, and General Mills raised its dividend for the first time since 1998. Also of note: Caterpillar, FedEx, and Procter & Gamble increased their dividends for the second time in the past 12 months, Guidant raised its dividend for the first time since reinstating its payment in early 2003, and IBM raised its dividend by 12.5%, its first double-digit increase since 1998. The fund did not experience any dividend cuts in the period.

These dividend increases reinforce our optimism that corporate managements will continue to use dividends as an important method of returning capital to their shareholders. The dividend payout ratio of the market is about 30%, still below the long-term average of 50%; this creates the potential for above-average dividend growth over the next several years. We remain confident that these steadily growing dividends will be a key contributor to the fund’s total return over the long term.

THE FUND’S SHORTFALLS

Stock selections in the financial services, consumer staples, and utilities sectors detracted from relative performance in the period.

THE FUND’S POSITIONING

We anticipate that earnings growth will slow in the upcoming period; however, corporate earnings should not collapse. And while job growth has recently slowed, it is important to remember that July marked the 11th straight month of increases. The data remain encouraging for

6

modest job creation during the remainder of the year. Interest rates are expected to continue to rise in a measured fashion until they reach levels more consistent with a neutral monetary policy, but the increases should not be viewed as negative. Rates are rising from 45-plus-year lows, and climbing rates are normal in an economic recovery—meaning strong and sustainable growth should continue. Despite concerns over inflation and energy prices, the Conference Board’s index of consumer confidence soared in July to its highest level in two years.

Our holdings have solid franchises, are reinvesting in their businesses, and are poised to continue steady earnings, cash-flow, and dividend growth despite the progress of the economy, near-term interest rate movements, and the upcoming presidential election.

Minerva Butler, VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 19, 2004

7

As of 8/31/2004
FUND PROFILE
This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------------------
Portfolio Characteristics
                                                               Comparative           Broad
                                                 Fund               Index*         Index**
-------------------------------------------------------------------------------------------
Number of Stocks                                   79                  996           5,050
Median Market Cap                              $34.6B               $39.1B          $25.9B
Price/Earnings Ratio                            17.6x                19.5x           21.1x
Price/Book Ratio                                 2.9x                 2.8x            2.7x
Yield                                            1.8%                 1.8%            1.6%
Return on Equity                                22.4%                20.5%           15.8%
Earnings Growth Rate                             6.5%                 8.5%            6.9%
Foreign Holdings                                 5.1%                 0.0%            0.9%
Turnover Rate                                    20%†                   --              --
Expense Ratio                                  0.39%†                   --              --
Short-Term Reserves                                3%                   --              --
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Volatility Measures

                                          Spliced                         Broad
                      Fund                Index††      Fund             Index**
-------------------------------------------------------------------------------
R-Squared             0.92                1.00         0.75                1.00
Beta                  0.79                1.00         0.79                1.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                               Comparative           Broad
                                                Fund                Index*         Index**
-------------------------------------------------------------------------------------------
Auto & Transportation                             2%                    2%              3%
Consumer Discretionary                            11                    14              16
Consumer Staples                                   6                     7               6
Financial Services                                20                    23              23
Health Care                                       13                    13              13
Integrated Oils                                    6                     5               4
Other Energy                                       0                     2               3
Materials & Processing                             6                     4               4
Producer Durables                                 12                     4               4
Technology                                        10                    14              13
Utilities                                          7                     7               7
Other                                              4                     5               4
-------------------------------------------------------------------------------------------
Short-Term Reserves                               3%                    --              --
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Microsoft Corp.                                                   2.7%
(software)
Citigroup, Inc.                                                    2.6
(banking)
General Electric Co.                                               2.6
(conglomerate)
Bank of America Corp.                                              2.5
(banking)
Pfizer Inc.                                                        2.1
(pharmaceuticals)
Marsh & McLennan Cos., Inc.                                        2.0
(insurance)
Abbott Laboratories                                                2.0
(pharmaceuticals)
United Technologies Corp.                                          2.0
(industrial manufacturing)
International Business Machines Corp.                              2.0
(computer services)
Verizon Communications Inc.                                        1.9
(telecommunications)
-----------------------------------------------------------------------
Top Ten                                                          22.4%
-----------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.
-----------------------------------------------------------------------

Investment Focus

  *Russell 1000 Index.
**Dow Jones Wilshire 5000 Index
  †Annualized.
††Dividend Growth Spliced Index (known as the Utilities Composite Index prior to December 6, 2002; 100% Russell 1000 Index thereafter).

Visit our website at Vanguard.com for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

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Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

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Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

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Foreign Holdings. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.

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Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

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Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

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R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

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Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

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Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

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Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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9

As of 7/31/2004
PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1994-July 31, 2004

--------------------------------------------------------------------------------------------------------------------------------
 *Prior to December 6, 2002, the fund was known as the Utilities Income Fund.
**Prior to December 6, 2002, the comparative  benchmark was known as the Utilities  Composite  Index.  The index  weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond
  Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P
  Telephone  Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P
  Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.
 †Six months ended July 31, 2004.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns for periods ended June 30, 2004
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                                 Ten Years
                                                  One        Five  -----------------------------
                          Inception Date         Year       Years     Capital   Income    Total
------------------------------------------------------------------------------------------------
Dividend Growth Fund           5/15/1992       19.98%      -1.38%       3.68%    3.82%    7.50%
------------------------------------------------------------------------------------------------

10

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

----------------------------------------------------------------------------------------------
Six Months Ended July 31, 2004
                                      Beginning                   Ending             Expenses
                                  Account Value            Account Value          Paid During
Dividend Growth Fund                  1/31/2004                7/31/2004              Period*
----------------------------------------------------------------------------------------------
Based on
Actual Fund Return                    $1,000.00                  $991.00                $1.93
Based on
Hypothetical 5% Return                 1,000.00                 1,048.06                 1.99
----------------------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does

11

-------------------------------------------------------------------------
Annualized Expense Ratios:
Your fund compared with its peer group
                                                                 Average
                                                               Large-Cap
                                           Fund                Core Fund
-------------------------------------------------------------------------
Dividend Growth Fund                      0.39%                   1.44%*
-------------------------------------------------------------------------
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

12

As of 7/31/2004
FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

---------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value^
Dividend Growth Fund                                             Shares                (000)
---------------------------------------------------------------------------------------------
COMMON STOCKS (97.5%)
---------------------------------------------------------------------------------------------
Auto & Transportation (2.0%)
FedEx Corp.                                                     121,200        $       9,924
CSX Corp.                                                       241,900                7,571
                                                                               -------------
                                                                                      17,495
                                                                               -------------
Consumer Discretionary (11.3%)
TJX Cos., Inc.                                                  574,900               13,493
McDonald's Corp.                                                485,700               13,357
Gannett Co., Inc.                                               146,100               12,147
Mattel, Inc.                                                    682,700               11,961
Kimberly-Clark Corp.                                            169,100               10,834
Home Depot, Inc.                                                283,600                9,563
The Walt Disney Co.                                             391,800                9,047
Knight Ridder                                                   112,100                7,375
Newell Rubbermaid, Inc.                                         193,500                4,180
Omnicom Group Inc.                                               55,100                3,968
Gillette Co.                                                     92,100                3,590
                                                                               -------------
                                                                                      99,515
                                                                               -------------
Consumer Staples (5.9%)
         Altria Group, Inc.                                      323,900       $      15,418
         General Mills, Inc.                                     293,200              13,165
        *Safeway, Inc.                                           470,400               9,940
         Sara Lee Corp.                                          417,700               9,173
         The Procter & Gamble Co.                                 81,400               4,245
                                                                               -------------
                                                                                      51,941
                                                                               -------------
Financial Services (19.7%)
         Citigroup, Inc.                                         521,200              22,980
         Bank of America Corp.                                   255,300              21,703
         Marsh & McLennan Cos., Inc.                             405,800              18,009
         ACE Ltd.                                                397,300              16,126
         Merrill Lynch & Co., Inc.                               313,400              15,582
         XL Capital Ltd. Class A                                 191,800              13,556
         Fannie Mae                                              173,700              12,326
         American Express Co.                                    222,400              11,176
         Automatic Data Processing, Inc.                         237,200               9,958
         Golden West Financial Corp.                              92,500               9,889
         H & R Block, Inc.                                       157,900               7,758

13

---------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value^
Dividend Growth Fund                                             Shares                (000)
-----------------------------------------------------------------------------------------
        MBIA, Inc.                                                  117,700    $        6,353
        ProLogis REIT                                               154,800             5,269
        American International Group, Inc.                           37,700             2,663
                                                                               --------------
                                                                                      173,348
                                                                               --------------
Health Care (12.8%)
         Pfizer Inc.                                               569,400             18,198
         Abbott Laboratories                                       449,700             17,696
         Baxter International, Inc.                                459,700             13,823
         AstraZeneca Group PLC ADR                                 269,800             12,119
         Wyeth                                                     322,900             11,431
         Guidant Corp.                                             168,400              9,316
         Eli Lilly & Co.                                           130,600              8,322
         Schering-Plough Corp.                                     393,400              7,656
         Becton, Dickinson & Co.                                   157,600              7,443
         C.R. Bard, Inc.                                           117,600              6,491
                                                                               --------------
                                                                                      112,495
                                                                               --------------
Integrated Oils (6.4%)
         ConocoPhillips Co.                                        172,300             13,572
         ChevronTexaco Corp.                                       126,000             12,052
         Total SA ADR                                              122,400             11,916
         ExxonMobil Corp.                                          242,100             11,209
         Royal Dutch Petroleum Co. ADR                             156,700              7,882
                                                                               --------------
                                                                                       56,631
                                                                               --------------
Materials & Processing (6.4%)
         Weyerhaeuser Co.                                          201,200             12,474
         E.I. du Pont de Nemours & Co.                             289,300             12,402
         Alcoa Inc.                                                344,200             11,025
         International Paper Co.                                   245,500             10,613
         Avery Dennison Corp.                                      155,300              9,406
                                                                               --------------
                                                                                       55,920
                                                                               --------------
Producer Durables (11.6%)
         United Technologies Corp.                                186,800              17,466
         Emerson Electric Co.                                     250,200              15,187
         Pitney Bowes, Inc.                                       317,800              13,411
         Nokia Corp. ADR                                        1,118,800              13,000
         Parker Hannifin Corp.                                    183,600              10,535
         Caterpillar, Inc.                                        131,100               9,634
         Cooper Industries, Inc. Class A                          154,100               8,764
         The Boeing Co.                                           162,100               8,227
         Illinois Tool Works, Inc.                                 65,000               5,884
                                                                              ---------------
                                                                                      102,108
                                                                              ---------------
Technology (10.2%)
         Microsoft Corp.                                          844,400              24,032
         International Business
         Machines Corp.                                           197,500              17,196
         General Dynamics Corp.                                   158,700              15,683
         Hewlett-Packard Co.                                      502,300              10,121
        *Apple Computer, Inc.                                     250,300               8,095
         Motorola, Inc.                                           433,300               6,902
        *Intuit, Inc.                                             149,600               5,601
         Intel Corp.                                              108,500               2,645
                                                                              ---------------
                                                                                       90,275
                                                                              ---------------
Utilities (7.0%)
Verizon Communications Inc.                                       437,700     $        16,869
Pinnacle West Capital Corp.                                       266,200              10,781
Exelon Corp.                                                      271,600               9,479
SBC Communications Inc.                                           345,000               8,742
FPL Group, Inc.                                                    74,200               4,996
AT&T Corp.                                                        256,600               3,875
BellSouth Corp.                                                   138,100               3,741
Cinergy Corp.                                                      91,000               3,481
                                                                              ---------------
                                                                                       61,964
                                                                              ---------------
Other (4.2%)
General Electric Co.                                              688,500              22,893
Honeywell International Inc.                                      374,000              14,066
                                                                              ---------------
                                                                                       36,959
                                                                              ---------------
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $750,932)                                                                       858,651
---------------------------------------------------------------------------------------------
                                                                     Face
                                                                   Amount
                                                                    (000)
---------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.5%)
---------------------------------------------------------------------------------------------
Repurchase Agreement
ABN AMRO Inc.
1.36%, 8/2/2004
(Dated 7/30/2004, Repurchase
Value $22,303,000, collateralized
by Federal Home Loan Mortgage
Corporation, 9.00%, 3/1/2025)
(Cost $22,300)                                                    $22,300             22,300
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost $773,232)                                                                      880,951
---------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
Other Assets--Note C                                                                   2,370
Liabilities                                                                          (2,038)
                                                                             ----------------
                                                                                         332
                                                                             ----------------
---------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------
Applicable to 79,122,006 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                           $881,283
---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                             $11.14
---------------------------------------------------------------------------------------------
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

14

------------------------------------------------------------------------------------------------
                                                                              Amount         Per
                                                                               (000)       Share
------------------------------------------------------------------------------------------------
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
Paid-in Capital                                                             $950,359      $12.01
Undistributed Net
Investment Income                                                                121          --
Accumulated Net
Realized Losses                                                            (176,916)      (2.23)
Unrealized Appreciation                                                      107,719        1.36
------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $881,283      $11.14
------------------------------------------------------------------------------------------------
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------------------
                                                                        Dividend Growth Fund
                                                              Six Months Ended July 31, 2004
                                                                                       (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                                          $   8,921
Interest                                                                                 105
Security Lending                                                                          39
--------------------------------------------------------------------------------------------
Total Income                                                                           9,065
--------------------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                                                539
Performance Adjustment                                                                    81
The Vanguard Group--Note C
Management and Administrative                                                            965
Marketing and Distribution                                                                56
Custodian Fees                                                                             6
Shareholders' Reports                                                                     19
Trustees' Fees and Expenses                                                                1
Total Expenses                                                                         1,667
Expenses Paid Indirectly--Note D                                                         (22)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           1,645
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  7,420
--------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES
SOLD                                                                                  22,493
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                                                            (38,628)
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                                   $  (8,715)
--------------------------------------------------------------------------------------------

16

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------
                                                                           Dividend Growth Fund
                                                              ----------------------------------
                                                                     Six Months             Year
                                                                          Ended            Ended
                                                                  July 31, 2004    Jan. 31, 2004
                                                                          (000)            (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                                    $ 7,420       $  11,848
Realized Net Gain (Loss)                                                  22,493          12,164
Change in Unrealized Appreciation (Depreciation)                        (38,628)         172,978
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations          (8,715)         196,990
------------------------------------------------------------------------------------------------
Distributions
Net Investment Income                                                    (7,018)        (12,644)
Realized Capital Gain                                                         --              --
------------------------------------------------------------------------------------------------
Total Distributions                                                      (7,018)        (12,644)
------------------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                                   139,244         226,813
Issued in Lieu of Cash Distributions                                       5,887          10,434
Redeemed                                                                (66,368)       (153,307)
------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions                   78,763          83,940
------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                 63,030         268,286
------------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                                      818,253         549,967
------------------------------------------------------------------------------------------------
End of Period                                                           $881,283        $818,253
------------------------------------------------------------------------------------------------
1Shares Issued (Redeemed)
Issued                                                                    12,277          22,646
Issued in Lieu of Cash Distributions                                         517           1,010
Redeemed                                                                 (5,869)        (16,311)
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                              6,925           7,345
------------------------------------------------------------------------------------------------

17

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Dividend Growth Fund
------------------------------------------------------------------------------------------------
                                 Six Months Ended                    Year Ended January 31,
For a Share Outstanding                  July 31,     ------------------------------------------
Throughout Each Period                       2004     2004      2003     2002      2001     2000
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of Period                                  $11.33   $ 8.48    $11.47   $14.71    $14.93   $16.27
------------------------------------------------------------------------------------------------
Net Investment Income                         .09      .18       .37      .37       .42      .49
Net Realized and Unrealized
Gain (Loss) on Investments                  (.19)     2.86    (2.98)   (2.83)       .62    (.12)
------------------------------------------------------------------------------------------------
Total from Investment Operations            (.10)     3.04    (2.61)   (2.46)      1.04      .37
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment
Income                                      (.09)    (.19)     (.38)    (.37)     (.53)    (.51)
Distributions from Realized
Capital Gains                                  --       --        --    (.41)     (.73)   (1.20)
------------------------------------------------------------------------------------------------
Total Distributions                         (.09)    (.19)     (.38)    (.78)    (1.26)   (1.71)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $11.14   $11.33    $ 8.48   $11.47    $14.71   $14.93
------------------------------------------------------------------------------------------------

Total Return                               -0.90%   36.08%   -23.22%  -17.21%     7.08%    2.79%
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Period
(Millions)                                   $881     $818      $550     $681      $888     $854
Ratio of Total Expenses
to Average Net Assets                      0.39%*    0.40%     0.34%    0.37%     0.37%    0.40%
Ratio of Net Investment
Income to Average Net Assets               1.74%*    1.84%     3.57%    2.85%     2.76%    3.13%
Portfolio Turnover Rate                      20%*      23%    104%**      27%       48%      47%
------------------------------------------------------------------------------------------------
 *Annualized.
**Includes activity related to a change in the fund's investment objective

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.	Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since May 31, 2003, relative to the Russell 1000 Index. For the six months ended July 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.125% of the fund's average net assets before an increase of $81,000 (0.02%) based on performance.

C.	The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the fund had contributed capital of $129,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.13% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

19

D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended July 31, 2004, these arrangements reduced the fund's expenses by $22,000 (an annual rate of 0.01% of average net assets).

E.	Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2004, the fund had available realized losses of $199,093,000 to offset future net capital gains of $70,259,000 through January 31, 2010, $65,485,000 through January 31, 2011, and $63,349,000 through January 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryfor-ward balances above.

At July 31, 2004, net unrealized appreciation of investment securities for tax purposes was $107,719,000, consisting of unrealized gains of $124,120,000 on securities that had risen in value since their purchase and $16,401,000 in unrealized losses on securities that had fallen in value since their purchase.

F.	During the six months ended July 31, 2004, the fund purchased $158,293,000 of investment securities and sold $82,304,000 of investment securities other than temporary cash investments.

20

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

21

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R)is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
   Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM)Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
   Index Fund
Institutional Index Fund
Institutional Total Stock Market
   Index Fund
International Explorer(TM)Fund
International Growth Fund
International Value Fund
Large-Cap Index Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM)Growth Fund
Pacific Stock Index Fund
Precious Metals and Mining Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
   Appreciation Fund
Tax-Managed Growth and
   Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
   Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Sector Index Funds:
   Consumer Discretionary Index
   Consumer Staples Index
   Financials Index
   Health Care Index
   Information Technology Index
   Materials Index
   Utilities Index
U.S. Value Fund
Value Index Fund
Windsor(TM)Fund
Windsor(TM)II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R)Conservative
   Growth Fund
LifeStrategy(R)Growth Fund
LifeStrategy(R)Income Fund
LifeStrategy(R)Moderate
   Growth Fund
STAR(R)Fund
Target Retirement Funds:
   Retirement Income
   Retirement 2005
   Retirement 2015
   Retirement 2025
   Retirement 2035
   Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R)Income Fund
Wellington(TM)Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
   Index Fund
Insured Long-Term
   Tax-Exempt Fund
Intermediate-Term Bond
   Index Fund
Intermediate-Term
   Investment-Grade Fund
Intermediate-Term
   Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Investment-Grade Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Federal Fund
Short-Term Investment-Grade Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
   (California, Florida, Massachusetts,
   New Jersey, New York, Ohio,
   Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM)Treasury Money
   Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
   Funds (California, New Jersey,
   New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

Vanguard also offers a variety of annuity products. For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; read and consider them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
John J. Brennan*      Chairman of the      Chairman of the Board, Chief Executive
(1954)                Board, Chief         Officer, and Director/Trustee of The
May 1987              Executive Officer,   Vanguard Group, Inc., and of each of the
                      and Trustee          investment companies served by The
                      (131)                Vanguard Group.

------------------------------------------------------------------------------------------
INDEPENDENT           TRUSTEES
Charles D. Ellis      Trustee              The Partners of `63 (pro bono ventures
(1937)                (131)                in education); Senior Advisor to Greenwich);
January 2001                               Associates (international business
                                           strategy consulting Successor Trustee of Yale
                                           University; Overseer of the Stern School
                                           Trustee of Business at New York
                                           University; of the Whitehead
                                           Institute Biomedical Research.

------------------------------------------------------------------------------------------
Rajiv L. Gupta        Trustee              Chairman and Chief Executive Officer
(1945)                (131)                (since October 1999), Vice Chairman
December 2001                              (January-September 1999), and Vice
                                           President (prior to September 1999) of
                                           Rohm and Haas Co. (chemicals); Director
                                           of Technitrol, Inc. (electronic
                                           components), and Agere Systems
                                           (communications components); Board
                                           Member of the American Chemistry
                                           Council; Trustee of Drexel University.

------------------------------------------------------------------------------------------
Joann Heffernan       Trustee              Vice President, Chief Information
Heisen                (131)                Officer, and Member of the Executive
(1950)                                     Committee of Johnson & Johnson
July 1998                                  (pharmaceuticals/consumer products);
                                           Director of the University Medical Center
                                           at Princeton and Women's Research and
                                           Education Institute.

------------------------------------------------------------------------------------------
Burton G. Malkiel     Trustee              Chemical Bank Chairman's Professor
(1932)                (129)                of Economics, Princeton University;
May 1977                                   Director of Vanguard Investment Series
                                           plc (Irish invest-ent fund) (since
                                           November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management
                                           firm) (since November 2001), Prudential
                                           Insurance Co. of America, BKF Capital
                                           (investment management), The Jeffrey Co.
                                           (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      Position(s) Held With
Name                  Fund (Number of
(Year of Birth)       Vanguard Funds
Trustee/officer       Overseen by
Since                 Trustee/officer)     Principal Occupation(s) During the Past
                                           Five Years

------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.  Trustee             Chairman, President, Chief
(1941)                 (131)               Executive Officer, and Director of NACCO
January 1993                               Industries, Inc. (forklift trucks/
                                           housewares/lignite); Director of Goodrich
                                           Corporation (industrial products/aircraft
                                           systems and services); Director of
                                           Standard Products Company (supplier
                                           for the automotive industry)
                                           until 1998.

------------------------------------------------------------------------------------------
J. Lawrence Wilson     Trustee             Retired Chairman and Chief
(1936)                 (131)               Executive Officer of Rohm and Haas Co.
April 1985                                 (chemicals); Director of Cummins Inc.
                                           (diesel engines), MeadWestvacoCorp.
                                           (paper products), and
                                           AmerisourceBergen Corp.
                                           (pharmaceutical distribution);
                                           Trustee of Vanderbilt University.

------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton      Secretary           Managing Director and General
(1951)                 (131)               Counsel of The Vanguard Group, Inc.;
June 2001                                  Secretary of The Vanguard Group and
                                           of each of the investmentcompanies
                                           served by The Vanguard Group.

------------------------------------------------------------------------------------------
Thomas J. Higgins      Treasurer           Principal of The Vanguard
(1957)                 (131)               Group, Inc.; Treasurer of each of
July 1998                                  the investment companies served by
                                           The Vanguard Group.

------------------------------------------------------------------------------------------

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

-----------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.        Michael S. Miller, Planning and Development.
James H. Gately, Investment Programs and Services.  Ralph K. Packard, Finance.
Kathleen C. Gubanich, Human Resources.              George U. Sauter, Chief Investment Officer.
F. William McNabb, III, Client Relationship Group.
-----------------------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
-----------------------------------------------------------------------------------------------

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q572 092004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control Over Financial Reporting. During the second fiscal quarter of the period covered by this report, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11: Exhibits	(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          VANGUARD SPECIALIZED FUNDS

BY: (signature)

(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: September 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          VANGUARD SPECIALIZED FUNDS

BY: (signature)

(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: September 24, 2004

          VANGUARD SPECIALIZED FUNDS

BY: (signature)

(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: September 24, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.